UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Definitive Additional Materials

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Soliciting Material under §240.14a-12

ROFIN-SINAR TECHNOLOGIES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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May 25, 2016
Dear Stockholder:
You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Rofin-Sinar Technologies Inc. (“Rofin,” the “Company,” “we,” “us” or “our”) to be held on Wednesday, June 29, 2016, at Rofin’s corporate headquarters, 40984 Concept Drive, Plymouth, MI 48170, immediately following the conclusion of our special meeting of stockholders being held at 10:00 a.m., local time.
As previously announced, Rofin and Coherent, Inc., a Delaware corporation (“Coherent”), have entered into a Merger Agreement, dated as of March 16, 2016 (the “Merger Agreement”), pursuant to which Coherent will, subject to the terms and conditions contained in the Merger Agreement, including approval by our stockholders and the satisfaction of other customary closing conditions, acquire all the outstanding stock of Rofin for a price per share of  $32.50, without interest (the “Merger”). The Company has called a special meeting for stockholders to consider and vote on the adoption of the Merger Agreement (the “Special Meeting”) to be held on the date of, and immediately prior to, our Annual Meeting. Please note that stockholders will NOT be asked to vote on the adoption of the Merger Agreement at the Annual Meeting. If you are a stockholder on the record date for the Special Meeting, you will receive a separate proxy statement and proxy card for that meeting, which will include instructions on how to vote on the adoption of the Merger Agreement.
At the Annual Meeting, Rofin’s stockholders will be asked to consider and vote upon the following matters:
(1)
the election of three (3) directors to serve for a term to expire in 2019 and until their respective successors have been duly elected or appointed, provided that if the Merger is completed, their term will expire at the effective time of the Merger;

(2)
a proposal to adopt and approve an amendment to our Certificate of Incorporation to declassify the Rofin board of directors and provide for the annual election of directors (the “Board Declassification Proposal”);

(3)
a proposal to adopt and approve an amendment to our Certificate of Incorporation to eliminate the supermajority voting requirements (the “Supermajority Voting Elimination Proposal”);

(4)
a proposal to adopt and approve an amendment to our Certificate of Incorporation to enable certain stockholders to call special meetings (the “Special Meeting Proposal”);

(5)
a proposal to adopt and approve an amendment to our Certificate of Incorporation to enable stockholder action by written consent (the “Stockholder Written Consent Proposal”);

(6)
a proposal to ratify the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2016 (the “Auditor Ratification Proposal”); and

(7)
a proposal to approve, on a non-binding, advisory basis, our executive compensation (the “Compensation Proposal”).

Your vote is very important, regardless of the number of shares you own. Whether or not you expect to attend the Annual Meeting in person, please submit a proxy to vote your shares as promptly as possible so that your shares may be represented and voted at the Annual Meeting.
The Board of Directors recommends that you vote FOR the election of the slate of nominees for directors, FOR the Board Declassification Proposal, FOR the Supermajority Voting Elimination Proposal, FOR the Special Meeting Proposal, FOR the Stockholder Written Consent Proposal, FOR the Auditor Ratification Proposal and FOR the Compensation Proposal.
If you have any questions concerning the Annual Meeting or the accompanying proxy statement, or require any assistance with voting your shares, or would like additional copies, without charge, of the enclosed proxy statement or proxy card, please contact our proxy solicitor, Georgeson LLC, by telephone at (800) 509-0976 (toll-free) or (781) 575-2137 (direct) or by email at Rofin@georgeson.com
On behalf of the Rofin board of directors, thank you for your consideration.
Sincerely,
Dr. Peter Wirth
Chairman of the Board

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS
TO THE STOCKHOLDERS OF ROFIN-SINAR TECHNOLOGIES INC.
The annual meeting of stockholders (the “Annual Meeting”) of Rofin-Sinar Technologies Inc. (“Rofin,” the “Company,” “we,” “us” or “our”) will be held at our corporate headquarters, 40984 Concept Drive, Plymouth, MI 48170 on Wednesday, June 29, 2016, immediately following the conclusion of our special meeting of stockholders being held at 10:00 a.m., local time.
As previously announced, Rofin and Coherent, Inc., a Delaware corporation (“Coherent”), have entered into a Merger Agreement, dated as of March 16, 2016 (the “Merger Agreement”), pursuant to which Coherent will, subject to the terms and conditions contained in the Merger Agreement, including approval by our stockholders and the satisfaction of other customary closing conditions, acquire all the outstanding stock of Rofin for a price per share of  $32.50, without interest (the “Merger”). The Company has called a special meeting for stockholders to consider and vote on the adoption of the Merger Agreement (the “Special Meeting”) to be held on the date of, and immediately prior to, our Annual Meeting. Please note that stockholders will NOT be asked to vote on the adoption of the Merger Agreement at the Annual Meeting. If you are a stockholder on the record date for the Special Meeting, you will receive a separate proxy statement and proxy card for that meeting, which will include instructions on how to vote on the adoption of the Merger Agreement.
The items of business at the Annual Meeting are:
(1)
the election of three (3) directors to serve for a term to expire in 2019 and until their respective successors have been duly elected or appointed, provided that if the Merger is completed, their term will expire at the effective time of the Merger;

(2)
a proposal to adopt and approve an amendment to our Certificate of Incorporation to declassify the Rofin board of directors and provide for the annual election of directors (the “Board Declassification Proposal”);

(3)
a proposal to adopt and approve an amendment to our Certificate of Incorporation to eliminate the supermajority voting requirements (the “Supermajority Voting Elimination Proposal”);

(4)
a proposal to adopt and approve an amendment to our Certificate of Incorporation to enable certain stockholders to call special meetings (the “Special Meeting Proposal”);

(5)
a proposal to adopt and approve an amendment to our Certificate of Incorporation to enable stockholder action by written consent (the “Stockholder Written Consent Proposal”);

(6)
a proposal to ratify the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2016 (the “Auditor Ratification Proposal”);

(7)
a proposal to approve, on a non-binding, advisory basis, our executive compensation (the “Compensation Proposal”); and

(8)
the transaction of such other business as may properly come before the meeting and any adjournments or postponements thereof.

The accompanying proxy statement and its annexes, including all documents incorporated by reference into the accompanying proxy statement, more fully describe these items of business. We urge you to read this information carefully.
The Rofin board of directors unanimously recommends that you vote (1) FOR the election of each of the nominees proposed by the Board of Directors, (2) FOR the Board Declassification Proposal, (3) FOR the Supermajority Voting Elimination Proposal, (4) FOR the Special Meeting Proposal, (5) FOR the Stockholder Written Consent Proposal, (6) FOR the Auditor Ratification Proposal and (7) FOR the Compensation Proposal.

Only stockholders of record at the close of business on May 12, 2016, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.
By Order of the Board of Directors
Cindy Denis
Secretary
Plymouth, Michigan
May 25, 2016
Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting of Stockholders to be held on June 29, 2016
A complete set of proxy materials relating to the Annual Meeting is available on the Internet. These materials, consisting of the Notice of Annual Meeting and Proxy Statement, Proxy Card and 2015 Annual Report to Stockholders, may be viewed and downloaded at http://www.rofin.com/proxy.
YOUR VOTE IS VERY IMPORTANT
All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, you are urged to submit the proxy card in the envelope provided to you, or to use the Internet or telephone method of voting described in your proxy card so that your shares can be voted at the Annual Meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on the proxy card or voting instruction form.
If you have any questions concerning the Annual Meeting or the accompanying proxy statement, or require any assistance with voting your shares, or would like additional copies, without charge, of the enclosed proxy statement or proxy card, please contact our proxy solicitor at the telephone numbers or address set forth below:
480 Washington Blvd., 26th Floor
Jersey City, NJ 07310
Banks, Brokers and Stockholders
Call Toll-Free (800) 509-0976
International Stockholders Please Call: (781) 575-2137
Or Contact via E-mail at:
Rofin@georgeson.com

2016 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
i

Potential Payments upon Termination or Change in Control	30
NON-EMPLOYEE DIRECTOR COMPENSATION	35
Cash Compensation Paid to Board Members	35
Non-cash Compensation	35
Director Compensation Table	35
REPORT OF THE AUDIT COMMITTEE	36
SECURITY OWNERSHIP OF COMMON STOCK BY MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	38
STOCK EQUITY COMPENSATION PLAN INFORMATION	40
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	41
PROPOSAL NO. 2 ADOPTION OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION that would result in the declassification of the board of directors	42
PROPOSAL NO. 3 ADOPTION OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ELIMINATE THE SUPERMAJORITY VOTING REQUIREMENTS	44
PROPOSAL NO. 4 ADOPTION OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO PROVIDE PERSONS HOLDING, IN THE AGGREGATE, A NET-LONG POSITION IN SHARES REPRESENTING AT LEAST 25% of the outstanding shares the right to call a special meeting of STOCKholders	45
PROPOSAL NO. 5 ADOPTION OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ENABLE STOCKHOLDER ACTION BY WRITTEN CONSENT WITH LESS THAN CONSENT OF 100% OF THE OUTSTANDING SHARES	47
PROPOSAL NO. 6 INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	48
PROPOSAL NO. 7 VOTE, ON A NON-BINDING, ADVISORY BASIS, TO APPROVE EXECUTIVE COMPENSATION	49
EXPENSES OF SOLICITATION	50
OTHER INFORMATION	50
MISCELLANEOUS	51
PROPOSED AMENDMENT TO EFFECT BOARD DECLASSIFICATION	A-1
PROPOSED AMENDMENT TO EFFECT ELIMINATION OF SUPERMAJORITY VOTING REQUIREMENT	B-1
PROPOSED AMENDMENT TO PERMIT SPECIAL MEETINGS TO BE CALLED BY CERTAIN STOCKHOLDERS	C-1
PROPOSED AMENDMENT TO PERMIT ACTION BY STOCKHOLDER WRITTEN CONSENT AMENDMENT	D-1
ii

ROFIN-SINAR TECHNOLOGIES INC.
40984 CONCEPT DRIVE
PLYMOUTH, MICHIGAN 48170
PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 29, 2016
This Proxy Statement is furnished to the stockholders of Rofin-Sinar Technologies Inc., a Delaware corporation (the “Company”), in connection with the solicitation by the Board of Directors of the Company (the “Board”) of proxies to be voted at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at our corporate headquarters, 40984 Concept Drive, Plymouth, MI 48170 on Wednesday, June 29, 2016, immediately following the conclusion of our Special Meeting of Stockholders being held at 10:00 a.m., local time. The approximate date on which this proxy statement and form of proxy is first being sent to the Company’s stockholders is May 27, 2016. References in this proxy statement to “we,” “our,” “us” or “Rofin” refer to Rofin-Sinar Technologies Inc., unless otherwise noted.
Only stockholders of record as of the close of business on May 12, 2016 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of the close of business on the Record Date, there were outstanding 28,332,903 shares of common stock, $0.01 par value per share, of the Company, each of which is entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Please read this proxy statement carefully. You should consider the information contained in this proxy statement when deciding how to vote your shares at the Annual Meeting.
Each stockholder of record and beneficial owner of shares of common stock on the Record Date is entitled to one vote for each share of common stock of the Company so held. You are a stockholder of record if at the close of business on the Record Date your shares of common stock were registered directly in your name with Computershare Trust Company, N.A., the Company’s transfer agent. You are a beneficial owner if at the close of business on the Record Date your shares of common stock were held by a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our stockholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee may not be able to vote your shares. We urge you to provide voting instructions to your broker or nominee to ensure your shares are represented at the meeting.
If you are a registered stockholder, you can simplify your voting by using the internet or calling a toll-free telephone number. Internet and telephone voting information is provided on the proxy card. If you vote via the internet or by telephone, there is no need to return a signed proxy card. However, you may still vote by proxy by using the proxy card. If you beneficially hold your shares in “street name” through a bank, broker or other nominee, you will be able to vote using the voting instruction form provided to you by such nominee, and internet and telephone voting may also be available per the instructions provided on such voting instruction forms.

QUESTIONS AND ANSWERS ABOUT
THE ANNUAL MEETING
The following questions and answers are intended to provide brief answers to some commonly asked questions regarding the Annual Meeting. These questions and answers may not address all questions that may be important to you as a Rofin stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement, which you should read carefully in their entirety.
Why did I receive these proxy materials?
You have received these proxy materials because you were a stockholder of Rofin on May 12, 2016, the Record Date for the Annual Meeting.
Our Board is soliciting authority, through this proxy statement, to vote your shares at the 2016 Annual Meeting. The proxy materials include our Notice of 2016 Annual Meeting of Stockholders, Proxy Statement and 2015 annual report. These materials also include the proxy card and postage-paid return envelope or voting instruction form for the Annual Meeting. Proxy cards are being solicited on behalf of our Board. The proxy materials include detailed information regarding the matters that will be discussed and voted on at the meeting that you should consider in order to make an informed decision when voting your shares.
Although you may have previously received a Notice of Meeting and accompanying proxy statement dated February 17, 2016 and related proxy card in connection with our 2016 annual meeting of stockholders originally scheduled for March 17, 2016, we cancelled that meeting in light of our announcement on March 16, 2016 that we had entered into the Merger Agreement and our desire to give our stockholders sufficient time to consider the implications of the Merger, including by review of the proxy statement relating to the Special Meeting, which contains details regarding the Merger and its background and the Board’s reasons for approving the Merger Agreement, before voting on the matters scheduled to come before our stockholders for consideration at an annual meeting. Accordingly, you should disregard any earlier provided proxy materials that may have been furnished in connection with that cancelled March 17, 2016 meeting (which we refer to in this proxy statement as the “Cancelled Annual Meeting”) and instead refer to the enclosed Notice of Meeting and accompanying Proxy Statement dated May 25, 2016, and related proxy card for the Annual Meeting. The currently issued proxy materials supersede any earlier proxy materials that you may have received in connection with the Cancelled Annual Meeting. If you previously voted in connection with the Cancelled Annual Meeting (whether by submitting a proxy card, voting by telephone or internet, or providing your broker or nominee with instructions on how to vote your shares), those votes will not be counted either for purposes of determining whether there is a quorum in attendance at the Annual Meeting or in connection with the matters to be voted upon at the Annual Meeting. In order for your votes to be counted at the Annual Meeting, you must vote your shares in any of the ways set forth in this Proxy Statement.
What am I being asked to vote on at the Annual Meeting and what are the recommendations of the Board?
There are seven proposals scheduled to be voted on at the Annual Meeting:
Proposal	The Board’s Recommendation	For more detail, see page
(1) Election of the three (3) directors named in this Proxy Statement to serve for a term to expire in 2019 and until their respective successors have been duly elected or appointed, provided that if the Merger is completed, their term will expire at the effective time of the Merger	FOR EACH NOMINEE	6
(2) Adoption of an amendment to our Certificate of Incorporation to declassify our Board and provide for the annual election of directors (the “Board Declassification Proposal”)	FOR	42

Proposal	The Board’s Recommendation	For more detail, see page
(3) Adoption of an amendment to our Certificate of Incorporation to eliminate the supermajority voting requirements (the “Supermajority Voting Elimination Proposal”)	FOR	44
(4) Adoption of an amendment to our Certificate of Incorporation to enable stockholders holding, in the aggregate, a net-long position in shares representing at least 25% of all outstanding shares the right to call a special meeting of stockholders (the “Special Meeting Proposal”)	FOR	45
(5) Adoption of an amendment to our Certificate of Incorporation to enable stockholder action by written consent (the “Stockholder Written Consent Proposal”)	FOR	47
(6) Ratification of the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2016 (the “Auditor Ratification Proposal”)	FOR	48
(7) Approval, on a non-binding, advisory basis, of the compensation of our named executive officers (the “Compensation Proposal”)	FOR	49
We will also consider other business, if any, that properly comes before the Annual Meeting.
At the time this proxy statement was mailed, our management and the Board were not aware of any other matters to be presented at the Annual Meeting other than as described in this proxy statement.
Please note that stockholders will NOT be asked to vote on the adoption of the Merger Agreement at the Annual Meeting. That vote will occur at a separately held special meeting of Rofin stockholders, expected to take place on June 29, 2016, immediately before the Annual Meeting. If you are a stockholder on the record date for the Special Meeting, you will receive a separate proxy statement and proxy card, which will include instructions on how to vote on the adoption of the Merger Agreement.
What is a quorum?
To carry on the business of the Annual Meeting, a minimum number of shares, constituting a quorum, must be present. The presence, either in person or by properly executed proxy, of the owners of one third of the outstanding shares of common stock of the Company entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting and to permit action to be taken by the stockholders at such meeting. Abstentions and “broker non-votes” (which are explained below) are counted as present to determine whether there is a quorum for the Annual Meeting.
What is the voting requirement to elect directors at the Annual Meeting?
Our By-laws provide that each director will be elected by the affirmative vote of a majority of the votes cast with respect to such director — i.e., the numbers of shares voted “FOR” a director nominee must exceed the number of votes cast “AGAINST” that nominee. Abstentions and broker non-votes are not taken into consideration when determining whether a director has received a majority of the votes cast with respect to that director’s election.
Why is the Board making proposals on corporate governance matters?
Our Board and the Nominating Committee regularly review our corporate governance policies and practices. At the Cancelled Annual Meeting we were seeking advisory votes from our stockholders on declassification of the Board and elimination of the supermajority vote requirements in the Company’s Certificate of Incorporation and By-laws. As a result of discussions with many of Rofin’s stockholders following the dissemination of the Company’s proxy statement for the Cancelled Annual Meeting, the

Board announced that it would present the Board Declassification Proposal, the Supermajority Voting Elimination Proposal, the Special Meeting Proposal and the Stockholder Written Consent Proposal at the next annual meeting of stockholders and recommend that stockholders vote for adoption of these proposals.
What are broker non-votes?
Generally, broker non-votes occur when shares held by a broker, bank, or other nominee in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker, bank, or other nominee (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares with respect to that particular proposal.
The New York Stock Exchange governing brokers’ discretionary authority — which apply to brokers’ authority with respect to companies listed on the Nasdaq Stock Market (the “NASDAQ”) — do not permit brokers to exercise discretionary authority regarding any of the proposals, other than the Auditor Ratification Proposal, to be voted on at the Annual Meeting.
If you hold your shares in street name, it is critical that you cast your vote and instruct your bank, broker, or other nominee on how to vote if you want your vote to count at the Annual Meeting. If you hold your shares in street name and you do not instruct your broker, bank, or other nominee how to vote on the proposals to be voted on at the Annual Meeting, no votes will be cast on your behalf other than with respect to the Auditor Ratification Proposal. The effect of broker non-votes on each of the proposals is discussed below in the discussion of the vote required with respect to each of the proposals.
What vote of Rofin stockholders is required to approve the proposals on corporate governance matters?
Approval of each of the Board Declassification Proposal, the Supermajority Voting Elimination Proposal, the Special Meeting Proposal and the Stockholder Written Consent Proposal requires the affirmative vote of the holders of 80% of the outstanding shares of Rofin common stock entitled to vote at the Annual Meeting. If you are a holder of record on the Record Date and do not vote, or if you indicate on your proxy that you abstain from voting on these proposals, it will have the same effect as voting “AGAINST” these proposals. If your shares of Rofin common stock are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you fail to give voting instructions to your broker, bank or other nominee, your broker, bank or other nominee will not have the authority to exercise discretionary voting authority and will not be entitled to vote because these proposals are not considered routine matters. As such, broker non-votes will have the same effect as a vote “AGAINST” with respect to determining whether the Board Declassification Proposal, the Supermajority Voting Elimination Proposal, the Special Meeting Proposal and the Stockholder Written Consent Proposal have received sufficient votes for their approval.
What vote of Rofin stockholders is required to approve the Auditor Ratification Proposal and Compensation Proposal?
The affirmative vote of a majority of the shares of Rofin common stock, present in person or represented by proxy at the Annual Meeting and entitled to vote, is required to approve the Auditor Ratification Proposal and the Compensation Proposal. If you indicate on your proxy that you abstain from voting on either of these proposals, it will have the same effect as voting “AGAINST” these proposals. If you are a holder of record of Rofin common stock on the Record Date and do not vote, it will have no effect on the outcome of the Auditor Ratification Proposal and the Compensation Proposal. Alternatively, if your shares of common stock are held in “street name,” and you fail to give voting instructions to your broker, bank or other nominee, it will have no effect on the outcome of the Compensation Proposal. The Auditor Ratification Proposal is considered to be a “routine” matter, and brokers, banks or other holders of record may vote in their discretion on behalf of clients who have not furnished voting instructions.
What does it mean if I receive more than one proxy card on or about the same time?
It generally means you hold shares registered in more than one account. In order to vote all of your shares, please sign and return each proxy card or, if you vote via the internet or telephone, vote once for each proxy card you receive.

How do I change my vote?
Any proxy given pursuant to this solicitation may be revoked by a stockholder of record at any time before it is exercised by (i) delivering to the Company (to the attention of Cindy Denis, Secretary) a written notice of revocation or a duly executed proxy bearing a later date, (ii) submitting another proxy by telephone or over the Internet by 1:00 A.M., Central time, on the date of the Annual Meeting (your latest telephone or Internet voting instructions submitted by such time are followed) or (iii) attending the Annual Meeting and voting in person. If you are the beneficial owner of your shares, you must contact your broker or other nominee holding your shares and follow their instructions for changing your vote.
Who will bear the cost of soliciting votes for the Annual Meeting?
This solicitation is being made by the Board of the Company and its cost (including preparing, assembling, printing, mailing, and distributing the Notice of Annual Meeting of Stockholders, this proxy statement and the form of proxy) will be paid by the Company. The Company will provide copies of these proxy materials to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of our common stock beneficially owned by others so that they may forward these proxy materials to the beneficial owners. We have engaged Georgeson LLC, a professional proxy solicitation firm, to assist with the solicitation of proxies. We estimate that we will pay Georgeson LLC a fee not to exceed $8,500, plus reimbursement for out-of-pocket expenses, for its assistance in the solicitation of proxies (which does not include fees paid to Georgeson in connection with the Cancelled Annual Meeting or the Special Meeting). The Company has agreed to indemnify Georgeson LLC against certain liabilities relating to or arising out of their engagement. The Company will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy material to their principals and will reimburse them for their reasonable expenses in so doing. Our directors, officers, and other employees may solicit proxies by further mailing or personal conversation, or by telephone, facsimile or other electronic means. No compensation in addition to regular salary and benefits will be paid to any director, officer or regular employee for such solicitation assistance.
How can I obtain an additional proxy card or voting instruction form?
If you lose, misplace, or otherwise need to obtain a proxy card or voting instruction form and:
•
you are a stockholder of record, contact Cindy Denis, Secretary of Rofin-Sinar Technologies Inc., 40984 Concept Drive, Plymouth, Michigan 48170 or by telephone at (734) 416-0206; or

•
you are the beneficial owner of shares held indirectly through a broker, bank, or other nominee, contact your account representative at that organization.

You may also contact our proxy solicitor Georgeson LLC by telephone at (800) 509-0976 (toll-free) or (781) 575-2137 (direct) or by email at Rofin@georgeson.com.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Board of Directors Nominees
Pursuant to the Company’s Certificate of Incorporation, the Board is divided into three classes, with staggered three-year terms, and not more than one class of directors being elected at any Annual Meeting of Stockholders.
The Board has proposed the re-election of three (3) Class II directors, Carl F. Baasel, Daniel J. Smoke and Gary K. Willis, whose terms will expire at the Annual Meeting, to serve until the 2019 annual meeting of stockholders and until their successors are elected and qualified, provided that if the Merger is completed, their term will expire at the effective time of the Merger. Messrs. Smoke and Willis are members of the Special Committee which was formed in August 2014 initially to evaluate and respond to an acquisition proposal received at that time from Coherent, and negotiated the terms of the Merger Agreement with Coherent, all as described in detail in our proxy statement for the Special Meeting being held on June 29, 2016 under the caption “The Merger — Background of the Merger.” Each director nominee has consented to being named in this proxy statement and has agreed to serve if elected. Set forth below is information about the nominees for election as directors. The factual information about each nominee and director has been provided by that person. The particular experience, qualifications, attributes or skills that led our Board to conclude that each should serve on our Board, in light of our business and structure, was determined by the Nominating Committee of our Board. The Board believes that these nominees will provide leadership, stability and continuity that will be instrumental to the Company as the Board guides the Company to a successful completion of the Merger. In accordance with the Company’s By-Laws, each of Messrs. Baasel, Smoke and Willis has delivered to the Company an irrevocable resignation that will become effective in the event he fails to receive the required majority vote at the Annual Meeting and the Board accepts such resignation.
In connection with the Cancelled Annual Meeting, SAC Jupiter Holding Ltd. (together with its affiliates and related parties, “SilverArrow”) proposed a slate of three nominees for election as Class II directors; however, they have not indicated whether they intend to propose this slate of three nominees at the Annual Meeting.
Carl F. Baasel, age 75
Mr. Baasel became a member of the Board in October 2000, following the Company’s acquisition of a majority stake in Carl Baasel Lasertechnik GmbH, a company that Mr. Baasel founded in 1975. Mr. Baasel served as that company’s Managing Director until September 2001, when it was transformed into a limited partnership under the name “Carl Baasel Lasertechnik GmbH & Co. KG”. From September 2001 until June 2008, Mr. Baasel has served as Managing Director of this limited partnership, which is a fully owned subsidiary of the Company. Mr. Baasel holds a Master’s Degree in Physics from the Technical University of Munich.
Director Qualifications:
Mr. Baasel’s qualifications to serve on the Board include his exceptional knowledge of the industrial laser business since 1975. He provides beneficial managerial experience, as well as extensive educational training.
Daniel J. Smoke, age 66
Mr. Smoke has been a member of the Board since August 2003. Mr. Smoke has served as CFO for both public and privately held manufacturing companies during a career spanning 40 years. He began his career with Ford Motor Company spending nearly 15 years in the automotive industry with Ford, White Motor Corporation and General Battery Corporation. From 1986 to 1994 Mr. Smoke was at Eagle Industries, Inc. (a diversified manufacturing holding company), where he held both financial and operating management positions including VP Finance and Division President. From 1995 – 1996 Mr. Smoke was CFO of Folger Adam Company. He was CFO of Bucyrus International, Inc. from 1996 to 1999. From 1999 to 2004 Mr. Smoke operated a consulting business and since that time has served as CFO for several private equity portfolio companies, including Marco Wood Products (2004 – 2005), BR Lee Industries (2005 – 2006), Truck Bodies and Equipment International (2006 – 2007), and JAC Products, Inc. (2010 – 2011). Mr. Smoke has a Bachelor of Arts Degree in Business Administration from Washington State University, a Master of Science Degree in Accounting from California State University, and earned a CPA certificate in 2003. Mr. Smoke is a member of the Company’s Audit, Compensation, and Nominating Committees, serving as Chairman of the Audit Committee.
Director Qualifications:
Mr. Smoke provides our Board with substantial managerial, financial and operational experience within a wide variety of multinational companies. Importantly, he possesses a high level of financial literacy having served as CFO at numerous public and private companies.
Gary K. Willis, age 70
Mr. Willis has been a member of the Board since September 1996. Until his retirement from Zygo Corporation (“Zygo”), a manufacturer of ultra-high precision measurement solutions, in November 2000, Mr. Willis served as the Chairman of Zygo’s board of directors from 1998 to 2000, President in 1992 and Chief Executive Officer from 1993 to 1999. Mr. Willis rejoined Zygo as a director in June 2009 and continued to serve as a director of the company until it was sold in June 2014. In October 2013, Mr. Willis agreed to become interim President and Chief Executive Officer of Zygo and served in that role until its sale in June 2014. Prior to joining Zygo in 1992, Mr. Willis was Chairman, President, and Chief Executive Officer of The Foxboro Company. Mr. Willis also serves as a director of Plug Power Inc., and Middlesex Health Services, Inc. Mr. Willis served as a director of Benthos Corporation from 1998 until 2006, and Vion Pharmaceuticals Inc. from 2005 until 2010. Mr. Willis has a Bachelor of Science Degree in Mechanical Engineering from Worcester Polytechnic Institute. Mr. Willis is a member of the Company’s Audit, Compensation, and Nominating Committees, serving as Chairman of the Compensation Committee.
Director Qualifications:
Mr. Willis brings to our Board significant operational and financial experience and industry knowledge as the former President and Chief Executive Officer of several public companies, including those in the technology field. Our Board also benefits from Mr. Willis’ experience serving on the board of directors and committees of other public companies, including those in the technology field.
Each of the three (3) nominees will be elected as Class II directors of the Company if they each receive the affirmative vote of a majority of votes cast, excluding abstentions, with respect to that director’s election. If any of such nominees does not receive the affirmative vote of a majority of the votes cast, the Board will need to determine whether to accept their resignation as a director.
Recommendation of the Board of Directors
The Board recommends a vote “FOR” Carl F. Baasel, Daniel J. Smoke and Gary K. Willis as Class II directors to hold office until the 2019 Annual Meeting of Stockholders. Proxies received by the Board will be so voted unless stockholders indicate in their proxy to vote against such nominee(s) or abstain from voting.
If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor assisting us with the Annual Meeting, Georgeson LLC, by telephone at (800) 509-0976 (toll-free) or (781) 575-2137 (direct) or by email at Rofin@georgeson.com.
It is expected that all of the Company’s candidates for Board membership will be able to serve. However, if before the election one or more nominees are unable to serve or for good cause will not serve, the proxy holders will vote the proxies for the remaining nominee(s) and for substitute nominee(s) chosen by the Board unless it reduces the number of directors to be elected. If any substitute nominee(s) are designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominee(s), discloses that such nominee(s) have consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical and other information about such nominee(s) required by the rules of the Securities and Exchange Commission (the “SEC”).

Continuing Directors
Existing Class III Directors Whose Terms Expire in 2017
Stephen D. Fantone, age 62
Dr. Fantone has been a member of the Board since October 2005. Dr. Fantone is the President and Chief Executive Officer of Optikos Corporation, an optical engineering company, and is a Senior Lecturer at the Massachusetts Institute of Technology. Dr. Fantone served as a director, since March 1995, and Chairman of the board of directors, since January 1997, of Benthos Inc., until it was sold in January 2006. Dr. Fantone was a director at Zygo Corporation from June 2009 until its sale in June 2014. Dr. Fantone received Bachelor of Science Degrees in Electrical Engineering and Management from M.I.T. and a Ph.D. in Optics from the Institute of Optics at the University of Rochester. Dr. Fantone is a member of the Company’s Audit, Compensation, and Nominating Committees, serving as Chairman of the Nominating Committee.
Director Qualifications:
Dr. Fantone’s qualifications include his current and past public company board of directors experiences, extensive managerial experience and a strong educational and technical background in the fields of optics and lasers.
Peter Wirth, age 69
Dr. Wirth has served as Non-Executive Chairman of the Board from September 2009 until the present, and as Executive Chairman of the Board from September 1996 until September 2009. Dr. Wirth was previously the Chief Executive Officer and President of the Company from September 1996 until May 2005. He also served as General Manager of Rofin-Sinar Laser GmbH (“RSL”) from October 1994 until September 2009. From 1991 until October 1994, Dr. Wirth was President of Rofin-Sinar Inc. He joined RSL in 1979 as Sales Manager for industrial lasers, and became Director, Sales and Marketing in 1983. He holds a Master’s Degree and a Ph.D. in Physics from the Technical University in Munich, Germany.
Director Qualifications:
Dr. Wirth brings extensive knowledge and historical information for our business since he has been with the Company since 1979. The Board benefits from his managerial experience, and vast educational background.
Existing Class I Directors Whose Terms Expire in 2018
Jenifer Bunis, age 52
Ms. Bunis has been a member of the Board since December 2015. Ms. Bunis spent 20 years at Synrad, Inc., a well-known designer and manufacturer of laser technology, where she held a variety of positions covering many facets of the business, including sales and marketing, operations and business development. For over 14 years, she served as Executive Vice President overseeing the production, purchasing and materials management, as well as managing major OEM accounts. From 2014 to 2015, Ms. Bunis served as Vice President of Business Development for Laser Mechanisms, Inc., where she was responsible for identifying and developing new strategic partners to increase the company’s brand recognition. Ms. Bunis graduated Phi Beta Kappa from the University of Rochester with a Bachelor of Science in Optics.
Director Qualifications:
Ms. Bunis’ has a strong industry and business history. Ms. Bunis’ expertise in business development, strategic partnerships, and acquisitions provides valuable insight to Rofin as it continues to grow revenues, control costs and improve gross margins.

Thomas Merk, age 53
Thomas Merk has been Chief Executive Officer and President of the Company and a member of the Board since July 1, 2015. Mr. Merk was previously the Chief Operating Officer of the Rofin Micro Business since December 2005, the Rofin Marking Business since July 2006, and a Managing Director of Carl Baasel Lasertechnik GmbH & Co. KG. since May 2000. He started his career in 1989 at Boehringer Werkzeugmaschinen Vertriebs GmbH, a machine tool company, and remained there until 2000, most recently serving as managing director. Mr. Merk holds a Master’s Degree in mechanical engineering from the Technical University of Stuttgart, Germany.
Director Qualifications:
Mr. Merk’s qualifications to serve on the Board include his high level of operational and managerial experience. He also has extensive knowledge of our Company’s business, products, strategies, and technology.
Ralph E. Reins, age 75
Mr. Reins has been a member of the Board since September 1996. Mr. Reins was a Director of Group Dekko until June 2009 and of Weirton Steel until December 12, 2002. He was Chief Executive Officer of Qualitor Inc. from May 1999 until July 2002 and remained as Chairman of Qualitor Inc. until it was sold in December 2004. Mr. Reins has served in a multitude of executive and operational capacities including President and Chief Executive Officer of AP Parts International, Inc. from 1995 to 1997; President and Chief Executive Officer of Envirotest Systems Corp. in 1995; President of Allied Signal Automotive from 1991 through 1994; and President of United Technologies Automotive from 1990 to 1991. He was Chairman, Chief Executive Officer, President and Chief Operating Officer of Mack Truck from 1989 to 1990 and President and Chief Executive Officer of ITT Automotive from 1985 to 1989. Mr. Reins received a Bachelor of Science in Industrial/Operations Engineering from the University of Michigan. Mr. Reins is a member of the Company’s Audit, Compensation, and Nominating Committees. In 2013, Mr. Reins was elected as our Lead Independent Director.
Director Qualifications:
Mr. Reins has a strong industry and business history having served on the board of directors of multiple companies. Mr. Reins has served as Chief Executive Officer of several companies, which provides Rofin with powerful business and managerial experience.

DIRECTOR INDEPENDENCE AND CORPORATE GOVERNANCE
Director Independence
We believe that the Company benefits from having a strong and independent Board. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Company that would affect his or her exercise of independent judgment. On an annual basis, the Board reviews the independence of all directors under guidelines established by NASDAQ and in light of each director’s affiliations with the Company and members of management. This review considers all known relevant facts and circumstances in making an independence determination. Based on this review, the Board has made an affirmative determination that all directors, other than Dr. Wirth and Messrs. Merk and Baasel, are independent. Mr. Merk was determined to lack independence due to his status as the Company’s President and Chief Executive Officer (“CEO”). Dr. Wirth and Mr. Baasel lack independence due to their previously held positions within the Company as noted on pages 8 and 6 and, in the case of Mr. Baasel due to certain rental payments he receives from the Company as noted in the section entitled “Certain Relationships and Related Transactions” on page 41 of this proxy statement.
Audit Committee Financial Expert
The Board has determined that Daniel J. Smoke, Chairman of the Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the applicable SEC Audit Committee rules and that he has the requisite level of financial sophistication required under the listing standards of NASDAQ.
Code of Business Conduct and Ethics
The Board and the Company are committed to good corporate governance practices. The Company’s Code of Business Conduct and Ethics requires management, including the Company’s CEO, Chief Financial Officer and Controller, and employees to abide by high standards of business conduct and ethics. The Code of Business Conduct and Ethics is available in the Investors Relations section of the Company’s web site at www.rofin.com.
Executive Sessions of Non-Management Directors
Executive sessions of non-management directors (consisting of all independent directors) are regularly scheduled and held.
Stockholder Communications with the Board
Any stockholder who wishes to send any communications to the Board, a particular committee of the Board or a particular director should deliver such communications to the Secretary of the Company at 40984 Concept Drive, Plymouth, MI 48170. The Secretary is responsible for determining, in consultation with other officers of the Company, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board, committee or director, as applicable.
Risk Oversight Process
Our Board has the primary responsibility for risk oversight of the Company as a whole. However, the Board has delegated primary oversight responsibility to the Audit Committee. The Audit Committee is responsible for overseeing risks associated with financial and accounting matters, including compliance with all legal and regulatory requirements and internal control over financial reporting. In addition, the Audit Committee has oversight responsibility for the Company’s overall business risk management process, which includes the identification, assessment, mitigation and monitoring of key business risks on a company-wide basis. On at least an annual basis the Audit Committee reviews the key business process risks and controls of the Company, and approves the internal audit control testing plan. On a quarterly basis, the internal audit department reports on the progress of the annual control testing to the Audit Committee. At the fiscal year-end meeting, the Company’s internal audit department and the external auditors report their respective findings to the Audit Committee. Any significant findings are followed up on and corrected under the direction of the Audit Committee or Executive Management. The Board believes that the current leadership structure of the Board supports effective oversight of the Company’s risk management processes described above by providing independent leadership at the Board committee level, with ultimate oversight by the full Board as led by the Chairman, and the President and CEO.
Board of Directors and Committees
During the fiscal year ended September 30, 2015, the Board held twenty meetings. All directors attended at least 75% of the meetings of the Board and meetings of the committees of which they are members. To conduct its business, the Board maintains three standing committees: an Audit Committee, a Compensation Committee, and a Nominating Committee. In addition, from time-to-time, the Board may determine that it is appropriate to form an additional committee or committees of the Board to address a particular matter or matters not specific to, or determined to be appropriate for, one of its standing committees. All committees report on their activities to the Board.
We do not have a formal policy regarding attendance by directors at annual meetings. However, our directors are expected to attend board meetings, our Annual Meeting of Stockholders and meetings of committees on which they serve and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. All directors who were on the Board at the time of the last Annual Meeting of Stockholders attended the meeting, with two directors attending remotely by telephone.
The role of Chairman of the Board is currently held by Dr. Peter Wirth, while the role of Chief Executive Officer is held by Thomas Merk. We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for executing the strategic direction and plan for the Company established by the Board and the day to day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for Board meetings and presides over meetings of the full Board and executive sessions of the Board. Our Chief Executive Officer serves on our Board, which we believe helps the Chief Executive Officer serve as a bridge between management and the Board, helping to ensure that both groups act with a common purpose. We believe that the Chief Executive Officer’s presence on the Board enhances his ability to provide insight and direction on important strategic initiatives to both management and the independent directors.
Lead Independent Director
The Lead Independent Director is elected annually by the independent members of the Board and is responsible for coordinating the activities of the independent directors and is expected to perform such other duties and responsibilities as the Board may determine. Mr. Ralph Reins has been elected to serve in the role of Lead Independent Director.
The specific responsibilities of the Lead Independent Director are:
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Act as the principal liaison between the independent directors of the Board and the Chairman of the Board;

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Develop the agenda for and preside at executive sessions of the Board’s independent directors;

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Coordinate with the Chairman of the Board as to an appropriate schedule for Board meetings, seeking to ensure that the independent directors can perform their duties responsibly, taking into account the cycle of Company operations and activities;

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Collaborate with the Chairman of the Board on the agenda for Board meetings and the need for any special meetings of the Board;

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Coordinate, as appropriate, with various chairs of Board Committees, the agenda for the respective Board Committee meetings;

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Call meetings, as deemed necessary or appropriate, of the independent directors;

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Advise the Chairman of the Board as to the quality, quantity and timeliness of the information submitted by the Company’s management that is necessary or appropriate for the independent directors to effectively and responsibly perform their duties, and together with the Chairman of the Board approve all information sent to the Board;

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Recommend to the Board the retention of any advisors and consultants who would report directly to the Board;

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Together with the chair of the Nominating Committee, initiate the search for and interview all Board candidates, and make recommendations to the Nominating Committee;

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Recommend to the Nominating Committee, together with the chair of the Committee, the membership of the various Board Committees, as well as the selection of Committee chairs;

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Assist the Board and Company officers in better ensuring compliance with and implementation of the Company’s corporate governance guidelines;

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Oversee, together with the chair of the Company’s Compensation Committee, the Board’s annual assessment of the performance of the Chief Executive Officer,

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Be available to liaise with, and insure consistency in communications to stockholders; and

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Perform such other duties as the Board may from time to time delegate.

Board Committees
Audit Committee
The Audit Committee’s responsibilities include recommending an independent registered public accounting firm to the Board, reviewing the proposed scope of such audit, approving the audit fees, overseeing and evaluating the performance of the independent registered public accounting firm, overseeing the accounting and financial reporting policies and internal control systems of the Company, reviewing and approving transactions between the Company and its directors, officers and affiliates, considering whether the provision by the external auditors of services related to the annual audit and quarterly reviews is consistent with maintaining the auditors’ independence, and reviewing annually the adequacy of the Audit Committee Charter. The Board has adopted a written Charter for the Audit Committee. A copy of the Audit Committee Charter is available in the Investor Relations section of the Company’s website at www.rofin.com.
During fiscal year 2015, the members of the Audit Committee were Messrs. Reins, Smoke and Willis and Dr. Fantone. Mr. Smoke has been identified as an “audit committee financial expert” under applicable SEC audit committee rules. All members of the Audit Committee are independent directors within the meaning of Rule 5605(a)(2)of the NASDAQ Marketplace Rules. During fiscal year 2015, Mr. Smoke was Chairman of the Audit Committee. In fiscal year 2015, the Audit Committee held four meetings.
The Nominating Committee
The Nominating Committee is responsible for assisting the Board by actively identifying individuals qualified to become Board members and recommending to the Board nominees for election at the next annual meeting of stockholders. The Nominating Committee has two primary methods for identifying candidates (other than those proposed by the Company’s stockholders, as discussed below). First, on a periodic basis, the Nominating Committee solicits ideas for possible candidates from a number of sources including members of the Board; senior level Company executives; individuals personally known to the members of the Board; and research. Second, the Nominating Committee may from time to time use its authority under its charter to retain, at the Company’s expense, one or more search firms to identify candidates (and to approve such firms’ fees and other retention terms). The Nominating Committee will also consider nominees recommended by stockholders. Stockholders wishing to submit nominations should notify the Company at its principal offices (Attention: Cindy Denis, Secretary, 40984 Concept Drive, Plymouth, MI 48170) of their intent to do so. To be considered by the Nominating Committee, nominations must be received on or before the deadline for receipt of stockholder proposals. See “Deadline for Submission of Stockholder Proposals for 2017 Annual Meeting” on page 50 of this proxy statement. Any candidate submitted by a stockholder must meet the definition of an “independent director” under NASDAQ rules.
The Nominating Committee will consider all candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria. Once the nominee has been contacted and accepts to be considered as a nominee, the Nominating Committee reviews and analyzes the nominee’s resume, credentials, qualifications and characteristics to serve on the Board, and the expertise the nominee would offer the Board and the Company. While the Nominating Committee does not have a formal policy with respect to diversity, the Board and the Committee believe that it is essential that Board members represent diverse business backgrounds, experience, talents, and perspectives. In considering candidates for the Board, the Nominating Committee considers the entirety of each candidate’s credentials. Director nominees are selected based on, among other things, their ability to represent the best interests of the Company’s stockholders and not just one particular constituency; demonstrated sound business judgment and an inquiring mind; expertise that adds to the composition of the Board; professional experience, education, and their interest in, and capacity for understanding the complexities of, the operation of the Company; personal and professional character and actions appropriate for a Board member and the reputation of the Company; and their being prepared to participate fully in Board activities, including active membership on at least one Board committee and attendance at, and active participation in, meetings of the Board and the committee of which he or she is a member. These individuals can bring considerable experience to the impartial oversight of the Company’s operations. The Board has adopted a written Charter for the Nominating Committee. A copy of the Nominating Committee Charter is available in the Investor Relations section of the Company’s website at www.rofin.com.
The members of the Nominating Committee during fiscal year 2015 were Dr. Fantone and Messrs. Reins, Smoke and Willis, each of whom is an independent director within the meaning of Rule 5605(a)(2) of the NASDAQ Marketplace Rules. Messrs. Reins, Willis, and Smoke and Dr. Fantone are not employees of the Company. During fiscal year 2015, Dr. Fantone was Chairman of the Nominating Committee. In fiscal year 2015, the Nominating Committee held nine meetings.
The Compensation Committee
The Compensation Committee is responsible for providing a general review of the Company’s compensation and benefit plans and ensuring that they meet financial and strategic objectives.
The responsibilities of the Compensation Committee also include administering the Annual Incentive Plan and the 2007 Incentive Stock Plan and 2015 Incentive Stock Plan (all of which are described below), including selecting the officers and salaried employees to whom awards will be granted and making such awards. The Board has adopted a written charter for the Compensation Committee. A copy of the Compensation Committee Charter is available in the Investor Relations section of the Company’s website at www.rofin.com. The members of the Compensation Committee are Messrs. Reins, Willis, and Smoke and Dr. Fantone, each of whom is an independent director within the meaning of Exchange Act Rule 10C-1(b)(1) and Rules 5605(a)(2) and 5605(d)(2) of the NASDAQ Marketplace Rules. During fiscal year 2015, Mr. Willis was Chairman of the Compensation Committee. In fiscal year 2015, the Compensation Committee held ten meetings.
Compensation Committee Matters
Scope of Authority
The Compensation Committee acts on behalf of the Board of the Company and, by extension, the stockholders to establish the compensation of executive officers of the Company and provides oversight of the Company’s global compensation philosophy. The Compensation Committee also acts as the oversight committee with respect to our Annual Incentive Plan, 2007 Stock Incentive Plan and 2015 Incentive Stock Plan (including all amendments to the Plan) discussed below covering Named Executive Officers (“NEOs”)

and other employees. In general, the Committee may rely on recommendations from the Chief Executive Officer regarding participant selection and award determination. However, the Compensation Committee makes final determinations regarding any compensation decisions.
The Compensation Committee has the sole discretion to retain or obtain the advice of a compensation consultant, legal counsel or other adviser (each a “Compensation Adviser”), and the direct responsibility for the appointment, compensation and oversight of the work of any Compensation Adviser it retains. Additionally, the Compensation Committee’s charter requires the Committee to take into account the following six factors before hiring any Compensation Adviser:
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the provision of other services to the Company or its subsidiaries by the person that employs the Compensation Adviser;

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the amount of fees received from the Company or its subsidiaries by the person that employs the Compensation Adviser, as a percentage of the total revenue of the person that employs the Compensation Adviser;

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the policies and procedures of the person that employs the Compensation Adviser that are designed to prevent conflicts of interest;

•
any business or personal relationship of the Compensation Adviser with a member of the Committee;

•
any stock of the Company owned by the Compensation Adviser; and

•
any business or personal relationship of the Compensation Adviser or the person employing the Compensation Adviser with an executive officer of the Company.

The Committee’s Processes
The Compensation Committee has established a number of processes to assist it in ensuring that the Company’s executive compensation program is achieving its objectives. Among those are:
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Meetings.   The Compensation Committee meets several times each year. Compensation Committee agendas are established in consultation with the Committee Chair. The Compensation Committee also meets in executive session following regular meetings, as deemed appropriate.

•
Assessment of Company Performance.   The Compensation Committee uses Company performance measures in establishing total compensation ranges, including revenues or net income.

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Assessment of Individual Performance.   Individual performance has a strong impact on the compensation of employees, including the NEOs. During the course of each year, the Compensation Committee meets with the Chief Executive Officer to review recommendations on changes, if any, in base salary of each NEO (other than the Chief Executive Officer).

•
Stockholder Advisory Votes.   The Committee considers the results of the most recent advisory vote of the stockholders on executive compensation in making compensation determinations and recommendations. However, the Committee is not bound by the results of an advisory vote.

•
Consideration of Compensation Arrangements and their Relationship to the Encouragement of Risk-Taking Behavior.   The Committee reviews the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking. The Committees reviews and discusses at least annually the relationships between risk management policies and practices and compensation, and evaluates compensation policies and practices that could mitigate any such risk.

Compensation Committee Interlocks And Insider Participation
Messrs. Willis, Reins and Smoke and Dr. Fantone were the members of the Compensation Committee during fiscal 2015. None of such individuals is an officer of the Company. There are no compensation committee interlocks involving executive officers of the Company.

EXECUTIVE OFFICERS
Our executive officers and their respective positions as of the record date are listed below. Biographical information regarding each executive officer who is not also a director, as is the case with Mr. Merk as discussed on page 9 of this proxy statement, is set forth below.
Ingrid Mittelstaedt, age 51
Chief Financial Officer, Executive Vice President, Finance and Administration, and Treasurer
Ingrid Mittelstaedt has been Chief Financial Officer, Executive Vice President, Finance and Administration, and Treasurer since December 2005. From 1997 until December 2005, she was Head of Corporate Controlling for the Company and Head of Finance and Administration of RSL. Before joining the Company, Ms. Mittelstaedt was a Supervising Senior with KPMG AG Wirtschaftsprüfungsgesellschaft in Germany. She holds a Master’s Degree in Economic Sciences from the University of Buenos Aires and is an Argentinean certified public accountant.
Louis Molnar, age 62
Chief Operating Officer — North America
Louis Molnar has been Chief Operating Officer of the Rofin North American Business since July 2015. Previously, Mr. Molnar had been Chief Operating Officer of the Rofin Macro Business since December 2005. He also serves as President of Rofin-Sinar Inc., a wholly-owned subsidiary of the Company, located in Plymouth, Michigan, since August 2000 and President of Rofin-Baasel Inc., a wholly-owned subsidiary of the Company in Devens, Massachusetts since July 2003. Mr. Molnar served as President and Chief Operational Officer of GALCO Industrial Electronics, a company offering electrical and electronic control products, from July 1997 until August 2000. Prior to that date, Mr. Molnar served as Director for FANUC Robotics, where he was responsible for the entire business infrastructure and operations, as well as all engineering functions, for the automotive components and general industries markets. Mr. Molnar holds a Bachelor of Science Degree in Electrical Engineering from Oakland University and a Master’s Degree in Business Administration from Michigan State University.
Ulrich Hefter, age 63
Chief Technical Officer
Ulrich Hefter has been Chief Technical Officer of the Company since March 2006. He has been Chief Technical Director of RSL since April 2001. Dr. Hefter graduated with a PhD in Physics at the University of Kaiserslautern in 1981, where he worked as a Junior Scientist from 1983-1984, after a two year stay at the University of Colorado where Dr. Hefter worked as a PostDoc. In 1984, he worked as Research Manager for Laser-Optronic, a company which developed, manufactured and sold laser marking systems. In 1987 he also became responsible for the Engineering Department at Laser-Optronic. Laser-Optronic has been part of the Marking Division of RSL since 1989.
Martin Seifert, age 57
Chief Operating Officer — Defense Business
Martin Seifert has been Chief Operating Officer of the Company’s Defense Business since April 2015. He also serves as President of Nufern, a wholly-owned subsidiary of the Company, located in Hartford, Connecticut. Prior to Nufern, Mr. Seifert was President and GM of Lucent Specialty Fibers, after his successful involvement in the turnaround of the SpecTran specialty optical fiber manufacturing company and its subsequent sale to Lucent. Prior to that, Mr. Seifert was Chief Operating Officer of Schweitzer Engineering Labs. In the early 1990s, Mr. Seifert started and managed a successful combined hardware and software business at Rockwell Automation, where he was also involved with merger, acquisition, and divestiture activities. Prior to that, Mr. Seifert was manager of the specialized global high tech drives and control system service provider organization within Bucyrus-Erie. Mr. Seifert holds a B.S. degree from the University of British Columbia.

executive compensation
COMPENSATION DISCUSSION AND ANALYSIS
For the fiscal year ended September 30, 2015, which we refer to as “fiscal year 2015”, our NEOs were:
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Mr. Thomas Merk, our President and Chief Executive Officer, effective July 1, 2015

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Mr. Gunther Braun, our former President and Chief Executive Officer, who was succeeded by Mr. Merk effective July 1, 2015

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Ms. Ingrid Mittelstaedt, our Chief Financial Officer and Executive Vice President of Finance and Administration

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Mr. Louis Molnar, our Chief Operating Officer — North America Business

•
Dr. Ulrich Hefter, our Chief Technical Officer

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Mr. Martin Seifert, our Chief Operating Officer — Defense Business

Following this “Compensation Discussion and Analysis”, you will find a series of tables containing specific information about the compensation earned, awarded or paid during fiscal year 2015. Please refer to those tables when considering the discussion below.
Executive Summary
In determining fiscal year 2015 compensation for our senior executives, the Compensation Committee of the Board, comprised solely of independent directors, considered the operating plans and targets established by management for the fiscal year, the actual performance of the Company during that period, and the external market conditions of the Company’s served markets. The Compensation Committee seeks to compensate our NEOs (and other key employees) in a way that would enable us to retain them as our senior management team through the challenges and appropriately recognize their individual contributions to the Company performance, consistent with our overall business objectives and our stockholders’ best interests.
In March 2015, we held a stockholder advisory vote on the compensation of our named executive officers, commonly referred to as a say-on-pay vote. Our stockholders approved the compensation of our named executive officers, with approximately 94% of stockholder votes cast in favor of our 2015 say-on-pay resolution. As we evaluated our compensation practices and talent needs throughout 2015, we were mindful of the strong support our stockholders expressed for our pay for performance compensation philosophy. As a result, the Committee decided to retain our general approach to executive compensation, with an emphasis on short- and long-term incentive compensation that rewards our most senior executives when they deliver value for our stockholders. In addition, when determining how often to hold a stockholder advisory vote on executive compensation, the Board took into account the strong preference for an annual vote expressed by our stockholders at our 2011 annual meeting. Accordingly, the Board determined that we will hold an annual advisory stockholder vote on the compensation of our named executive officers until the next say-on-pay frequency vote at our 2017 annual meeting.
In making its compensation decisions for fiscal year 2015, the Compensation Committee paid particular attention to the following areas of achievement:
•
Market share gains in the fiber and ultra-short pulse laser markets;

•
Cost reduction achievement in fiber lasers; and

•
Company-wide initiatives to increase productivity and reduce expenses.

The Compensation Committee also took into account the following threshold, target, and maximum level metrics and the performance of the Company as compared to these metrics:
•
Consolidated Sales:   Consolidated Sales targets were weighted at 30% for the Incentive Plan with the sales target threshold being set at $540 million and maximum set at $600 million. If the Company achieved its threshold (set at $540 million), the potential payout would be 50%, if the

Company achieved its target (set at $560 million), the potential payout would be 100%, if the Company achieved its stretch goal (set at $580 million), the potential payout would be 110%, and if the Company achieved its maximum (set at $600 million), the potential payout would be up to 150% of the sales portion of the incentive target award opportunity. The actual net sales for fiscal year 2015 were approximately $519.6 million, a decrease of approximately 2% over fiscal year 2014.
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Net Income Improvement:   Net income targets were weighted at 70% for the Incentive Plan. The 2015 net income threshold was set at $40 million, and the net income maximum was set at $57 million. If the Company achieved its threshold (set at $40 million), the potential payout would be 50%, if the Company achieved its target (set at $44.9 million), the potential payout would be 100%, if the Company achieved its stretch goal (set at $50 million), the potential payout would be 110%, and if the Company achieved its maximum (set at $57 million), the potential payout would be up to 150% of the net income portion of the incentive target award opportunity. The actual net income for fiscal year 2015 was $41.3 million, an increase of approximately 64% over fiscal year 2015.

Consistent with our historical compensation practices, our fiscal year 2015 compensation program featured the following attributes:
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A balanced mix of annual cash and long-term equity incentives that reward our NEOs for current performance and align their compensation with longer term performance and shareholder value creation.

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No NEO severance plans or agreements, and no “golden parachute” agreements with cash payouts for the NEOs conditioned upon a change of control.

•
A structure for NEO compensation that attempts to comply with Internal Revenue Code requirements for tax deductibility.

•
Option plan awards were also allocated, pursuant to our option plan, by the Compensation Committee. These awards were principally based on the performance of the NEO and certain other key employees whom the Compensation Committee determined were instrumental in achieving the Company’s performance in fiscal year 2015.

Compensation Philosophy and Objectives
Our philosophy is to align NEO compensation with our strategic objectives, while providing competitive compensation that enables us to attract and retain top quality executive talent. To that end, the primary objectives of our NEO compensation policy are to:
•
Provide compensation in a manner that allows for management to share in the risks and potential rewards of our enterprise growth.

•
Maintain the common interest of NEOs and our stockholders in our long-term growth through a focus on stock options.

•
Provide incentives for short-term success-oriented operation through our annual cash incentive program.

•
Attract and retain individuals with the leadership and technical skills to carry the Company into the future and to grow the business and create long-term shareholder value for our stockholders.

Principal Components of Executive Compensation
The principal components of our executive compensation program are:
•
Base salary

•
Annual cash incentive plan; and

•
Long-term, equity-based incentives

Mix of Compensation Components
NEO compensation is based on our pay-for-performance philosophy, which rewards executive performance that correlates closely with the achievement of both shorter-term performance objectives and longer-term stockholder value. To this end, a substantial portion of our executives’ annual and long-term compensation is at-risk, meaning that the ultimate value of their compensation is largely or entirely dependent on our overall growth and success, thereby aligning their interests with those of our stockholders. We believe that this benefits our Company and stockholders by ensuring that our management team has strong commitment to the health of our entire Company.
Target Pay Philosophy — How We Use Our “Comparator Group”
Our NEO compensation is reviewed against executive compensation at a designated set of publicly-traded companies (which we call our “Comparator Group”). Historically, our Comparator Group was constructed using companies that are reasonably similar to us in terms of their total revenues, manufacturing focus and profitability and for which executive officer positions were comparable to ours in terms of breadth, complexity and scope of responsibilities.
Historically, our Comparator Group included manufacturing companies with an optical, electronics and/or engineering focus having revenues ranging from $400 million to approximately $1.0 billion with return on sales of approximately 10% or higher over a three-year period. The latest NEO compensation comparative analysis was completed in December 2011. Consistent with the approximate historical practice, it is expected that the next NEO compensation comparative analysis will occur in 2016.
In December 2011, the Company hired Radford, an independent third party compensation consulting firm, to assist with the NEO compensation analysis. Radford provided an analysis of data from peer companies’ proxy filings with respect to similarly situated individuals at a Comparator Group of companies and compensation survey sources. The Comparator Group in this analysis included manufacturing companies with a semiconductor and/or capital equipment background having revenues ranging from approximately $200 million to approximately $1.6 billion. The Comparator Group consisted of the following companies: Coherent Inc., Newport Corp., GSI Group, FLIR Systems, Inc., Aeroflex Inc., MTS Systems, Inc., Littlefuse Inc., Altra Holdings Inc., Blount International, Cymer, Electro Scientific Industries, FEI Company, Finisar, II-VI Inc., IPG Photonics, Measurement Specialties, MKS Instruments, NN Inc., and Veeco Instruments. This Comparator Group is consistent with the Comparator Group used in the 2007 NEO compensation analysis. The results of this third party study showed that the Company’s NEO total compensation is positioned at the 50th percentile of the Comparator Group. This report supports the Company’s NEO compensation packages in comparison to the Comparator Group.
The Compensation Committee retained Radford in November 2012 to provide an update to the executive compensation review conducted in December 2011. This update was intended to present the Compensation Committee with the appropriate facts and data to make decisions regarding executive compensation.
The Compensation Committee retained Radford in fiscal year 2015 to advise the Committee on the appropriate compensation as the Company transitioned to a new Chief Executive Officer, including change of control benefits for Mr. Merk and other NEOs.
The Compensation Committee evaluates the total compensation package of our NEOs against the total compensation package of NEOs in the Comparator Group. The individual components of the total package and the relative size of each component to the total compensation package are used in this consideration, although the Committee does not seek to match any particular percentile among the Comparator Group. Instead, the Committee considers information on our Comparator Group in order to get a general sense of compensation trends in our industry and the appropriateness of our NEO compensation packages. The Compensation Committee relies on proxy statements, executive compensation surveys and other published information for data on current market pay practices and trends.

Components of Executive Compensation for Fiscal Year 2015
As is our general philosophy, for fiscal year 2015, the Compensation Committee used a three-pronged approach to our executive compensation program: 1) base salary; 2) annual cash incentive plans; and 3) long-term equity-based compensation. We believe that this program balances the mix of cash and equity compensation, and leaves an appropriate portion of each NEOs compensation package “at-risk”. Historically, executive compensation for a particular fiscal year is reviewed and finalized by the Compensation Committee during its first meeting in the then current fiscal year.
Base Salary
The Compensation Committee considers relevant market pay practices when setting executive compensation to ensure our ability to recruit and retain high caliber talent. The Compensation Committee sets base salary levels for executive officers each year based on a number of factors, including the status of the competitive marketplace for such positions, the responsibilities of the position, the experience of the individual, the individual’s performance and contributions to the Company during the past year, and our desire to maintain internal equity in pay structure in relationship to other executives within the Company and against the executive compensation of our Comparator Group. Base salary is the one fixed component of our executives’ total direct compensation, in contrast to incentive compensation, which is based on our performance. The Compensation Committee reviews the base salaries of executive officers annually and whenever an executive is promoted. The Compensation Committee meets with the Chief Executive Officer to review recommendations on changes, if any, in base salary of each NEO (other than the Chief Executive Officer).
The Compensation Committee reviews and approves changes in the base salary of the Chief Executive Officer. Our NEOs’ base salaries trend towards the low end of the range of base salaries in our Comparator Group for that position.
For more information regarding our NEOs’ base salaries for fiscal year 2015, see the “Summary Compensation Table” on pages 26 and 27 of this proxy statement.
Cash Incentive Plan
The Compensation Committee has established a Cash Incentive Plan for our NEOs in order to align executive compensation with the Company’s revenue, operating profit and net income objectives.
Under the Cash Incentive Plan, actual bonus payouts are determined by the Compensation Committee based upon the actual performance of the NEO against the targeted goals. The Chief Executive Officer approves all individual awards under the Cash Incentive Plan except his own and the NEOs’, which are approved by the Compensation Committee in its sole discretion. The Cash Incentive Plan is available to all NEOs and selected other members of the Company’s senior management. Awards to the NEOs under the Cash Incentive Plan paid for fiscal year 2015 appear in the Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column. The selected participants receive incentive awards designed to focus management’s attention and effort on the attainment of pre-established annual performance goals.
Target Opportunities.   Each participant in the Cash Incentive Plan is assigned a target award opportunity, expressed as a percentage of the annual base salary. For fiscal years 2015 and 2014, the target award opportunity for Mr. Braun was 70% of his base salary, the target award opportunities for Messrs. Hefter, Merk, Molnar and Ms. Mittelstaedt were 50% of their base salaries, and the target award opportunity for Mr. Seifert was 40% of his base salary. After becoming the Company’s Chief Executive Officer effective July 1, 2015, Mr. Merk’s target award opportunity was raised to 70% of his base salary for the proportionate remaining three months of fiscal year 2015.
Pre-Established Performance Goals.   For Messrs. Merk, Hefter, Molnar and Seifert, and Ms. Mittelstaedt, the performance goals are based upon consolidated sales and consolidated net income for the fiscal year. In addition, Messrs. Molnar’s and Seifert’s performance goals include pre-established individual goals which are determined to be important in relationship to the position they maintain within the Company.

For each metric, a specific target performance goal and a defined performance range around the target are established. The performance range consists of a threshold, minimum performance level, and a maximum performance level for each NEO. The cash incentive award is guaranteed if the applicable targets are reached. Details of these metrics are included in the Executive Summary appearing earlier in this Compensation Discussion and Analysis.
For fiscal year 2015, if we reached our threshold targets, Mr. Braun would have been entitled to 35% of his base salary; Messrs. Hefter, Merk and Molnar, Ms. Mittelstaedt would have been entitled to 25% of their base salaries, and Mr. Seifert would have been entitled to 20% of his base salary. If we reached our target goals, Mr. Braun would have been entitled to 70% of his base salary; Messrs. Hefter, Merk and Molnar, and Ms. Mittelstaedt would have been entitled to 50% of their base salaries, and Mr. Seifert would have been entitled to 40% of his base salary. If we reached the stretch performance target, Mr. Braun would have been entitled to 77% of his base salary; Messrs. Hefter, Merk and Molnar and Ms. Mittelstaedt would have been entitled to 55% of their base salary, and Mr. Seifert would have been entitled to 44% of his base salary. If we reached the maximum performance target, Mr. Braun would have been entitled to 105% of his base salary; Messrs. Hefter, Merk and Molnar and Ms. Mittelstaedt would have been entitled to 75% of their base salaries. Subsequent to becoming the Company’s Chief Executive Officer, the percentages for Mr. Merk were increased to those previously assigned for Mr. Braun, for the proportionate part of the 2015 fiscal year during which Mr. Merk was CEO.
In fiscal year 2015, the Compensation Committee also included six-month performance goals, that if achieved, could add an additional 20% to the above targets.
The Compensation Committee does have “negative” discretion to reduce the size of any award if the relevant targets are met. Additionally, the Compensation Committee has the discretion to provide an award given the overall performance of the Company if specific target goals are not met.
Our target goals are intended to be attainable yet challenging. However, they are set high enough that significantly exceeding them would require performance in excess of our expectations. We believe that if financial targets are not attainable, the Cash Incentive Plan will lose the motivational effect it was designed to achieve and payouts will lag behind competitive market levels.
Long-Term Incentive Compensation — Stock Options
We believe that long-term equity incentive compensation is an integral component of our compensation program because it has the effect of recruiting, retaining and motivating high-quality employees. In addition, we believe that long-term incentive compensation aligns executives’ interests with the interests of stockholders, and rewards the achievement of the Company’s long-term strategic goals. Grants of long-term incentive awards are based on Company performance, and targeted at levels that approximate market value of equity incentive compensation for executives holding comparable positions at companies in the Comparator Group, utilizing the same compensation data used for setting total annual compensation. In November of each fiscal year, the Compensation Committee reviews and approves the long-term incentive compensation to be granted to executives and other eligible employees who participate in the Company’s long-term incentive programs. Generally, in recent years, stock options have been granted to executive officers as a compensation component over the vesting period of the options, generally five years.
All equity awards granted in fiscal year 2015 were granted from our 2007 Incentive Stock Plan and 2015 Incentive Stock Plan. Some features of our stock option program include:
•
Options vest ratably over 5 years, which means that twenty percent (20%) of the options will become exercisable one year from the date of grant, and an additional 20% of the option will become exercisable each year thereafter;

•
The term of each grant does not exceed ten (10) years; and

•
The exercise price is equal to the closing market price on the date of grant.

For additional information concerning the timing of grants of stock options, see “Equity Grant Practices” below.
In November 2014, the Committee awarded stock options from our 2007 Incentive Stock Plan to each of the NEOs as follows: Mr. Braun 40,000 shares; Mr. Merk and Ms. Mittelstaedt 30,000 shares; Mr. Molnar 25,000 shares; Mr. Hefter 20,000 shares; and Mr. Seifert 5,000 shares. In July 2015, the Committee awarded Mr. Merk an additional 20,000 shares from our 2015 Incentive Stock Plan upon being named as President and Chief Executive Officer of the Company. We determined the size of each NEO’s grant based on our previous year’s performance and the relative performance of each NEO and his or her seniority and responsibilities. In addition, the Committee considered the historical equity compensation awards by companies in our Comparator Group.
Although the Compensation Committee has the authority under our 2007 Incentive Stock Plan and our 2015 Incentive Stock Plan to grant stock appreciation rights, stock grants, and stock units in addition to stock options, in recent years we have used only stock options because we believe that options provide NEOs the best opportunity to purchase and maintain an equity position in the Company and to share in the appreciation of the value of our common stock. However, we may grant other forms of equity compensation in the future. We do not currently have any stock ownership guidelines or requirements in place for our executive officers; however, we have designed our equity incentive compensation to encourage stock ownership by management.
Equity Grant Practices
Historically, the Company has issued stock options primarily in one of three situations: (1) to employees periodically as an incentive for continued, productive employment and retention; (2) to new employees as a component of an offer of employment and an incentive to attract them to the Company and (3) to new employees in connection with an acquisition as an incentive for continued productive employment with the Company after the acquisition is complete. All stock options are issued with an exercise price equal to the closing market value of a share of our common stock on the date of grant.
Stock options are granted, at the discretion of the Compensation Committee, to groups of employees from time to time at a regularly scheduled meeting of the Compensation Committee. The exact amount of these grants to NEOs in 2015 is shown in the “Grants of Plan Based Awards” table appearing later in this proxy statement. The Compensation Committee approves all grants to employees and no authority to make grants has been delegated to management. Stock options may be granted to new employees as a component of their overall compensation package. These option grants are approved by the Compensation Committee.
The Company may also issue options as a component of an acquisition. When this occurs, the options are approved by the Compensation Committee at a special meeting or as part of a regular meeting. No such options were issued during fiscal year 2015.
Long-Term Incentive Compensation-Pension Plans
RSL Pension Plan
Mr. Hefter and Ms. Mittelstaedt participate in the Rofin-Sinar Laser GmbH Pension Plan (the “RSL Pension Plan”) for RSL executives, an unfunded plan in accordance with the typical practices of German companies. The RSL Pension Plan provides pensions to participants who (i) retire on or after age 60 or terminate employment due to a permanent disability and (ii) have served at least 10 years with RSL at the time of separation.
The annual benefits payable under the RSL Pension Plan, which commence at the statutory retirement age of 65 for Mr. Hefter and 67 for Ms. Mittelstaedt (according to German law), are based upon the age at which the participant leaves RSL.
Book reserves are kept to record benefits accruals under the RSL Pension Plan. Mr. Hefter and Ms. Mittelstaedt joined or were deemed to have joined (as applicable) the RSL Pension Plan on October 1, 1984 and January 1, 1997, respectively. Assuming retirement at or after age 60, Mr. Hefter and Ms. Mittelstaedt would receive a monthly pension benefit of  $997 and $666, respectively (at the weighted average Euro/U.S. dollar exchange rate in effect during the fiscal year ended September 30, 2015).

Rofin-Sinar Inc. Pension Plan
In 1996 we adopted a defined benefit plan for employees of Rofin-Sinar Inc. known as the Rofin-Sinar Inc. Pension Plan (the “RSI Plan”). Under the RSI Plan, employees receive annual pension benefits equal to the product of   (i) the sum of 1.125% of the first $12,000 of   “average final compensation” and 1.5% of   “average final compensation” in excess of that amount, and (ii) the number of years of service in which the employee was employed by a participating employer. Average final compensation is based upon the period of four consecutive plan years out of the last ten full plan years preceding the employee’s retirement which produces the highest amount. Mr. Molnar is currently the only NEO participating in the RSI Plan. The RSI plan was frozen and a nonqualified benefit plan was created to ensure employees who were in the RSI plan would receive the same level of benefits. The only difference in the new plan is that it requires a lump sum payment upon termination.
Assuming retirement at or after age 62, Mr. Molnar would receive an estimated monthly benefit of  $4,454.
Perquisites and Other Benefits
During fiscal year 2015, we did not provide perquisites or personal benefits to executive officers, except those required under the separation agreement with Mr. Braun, other than leased automobiles, as disclosed in the Summary Compensation Table. As part of the separation agreement with Mr. Braun, the Company purchased Mr. Braun’s former leased car and transferred ownership of that car to Mr. Braun. The value of the car has been disclosed in the Summary Compensation Table.
Employment Agreements with Named Executive Officers
Messrs. Merk and Hefter, and Ms. Mittelstaedt have employment agreements with us, under which they are entitled to specified base salaries, adjusted by the Compensation Committee, plus the opportunity to participate in the Cash Incentive Plan. Each employment agreement has an indefinite term, subject to termination by either the Company and RSL or the executive upon two years’ prior written notice, in the case of Mr. Merk; upon two years’ prior written notice to the end of the year, in the case of Mr. Hefter; and one year’s written notice to the end of the fiscal year in the case of Ms. Mittelstaedt. In accordance with the employment agreements, each executive has agreed (i) not to disclose or exploit any of the Company’s Confidential Information (as defined therein), and (ii) to assign to the Company all inventions or improvements made by the executive in the course of his or her employment with the Company, and not to compete with the Company for a six month period after the completion of his or her applicable term of employment. During the six month non-competition period, the executive is generally entitled under German law to receive half of his or her monthly salary. The employment agreements do not provide for severance. Mr. Molnar is subject to a written offer letter specifying his base salary plus the opportunity to participate in the Cash Incentive Plan. Mr. Seifert has an employment agreement with Nufern, a wholly-owned subsidiary of the Company, which provides for severance payments equal to one year’s salary in the event he is terminated without cause or resigns for good cause.
Change-In-Control Arrangements and Agreements
In addition to the general change in control provision as described in our 2007 Incentive Stock Plan and our 2015 Incentive Plan as described later in this proxy statement, the Company entered into Executive Transition Agreements, dated March 16, 2016 (the “Transition Agreements”), with certain persons, including each of Messrs. Merk, Molnar and Hefter and Ms. Mittelstaedt (each, a “Covered Executive”).
In general, the Transition Agreements provide the following severance payments and benefits to a Covered Executive if the Covered Executive’s employment is terminated within one year following the date of the Merger either by Coherent or its subsidiaries without “cause” or by the Covered Executive, after providing notice and an opportunity to cure, for “good reason” (each as defined below):
•
a single sum cash payment equal to a pro rata portion of the Covered Executive’s bonus for the year of termination, based upon the Covered Executive’s target bonus opportunity for that year

(or, if none, the bonus earned by the Covered Executive for the preceding year) (the “Bonus Opportunity”) and the number of days elapsed from the beginning of the year to the date of termination (the “Pro Rata Bonus Severance Payment”);
•
a single sum cash payment equal to the greater of  (1) a specified multiple (3.0x for the President and CEO, 2.0x for the EVP, Finance and Administration, and 1.0x for the other Covered Executives) times the sum of  (a) one year of the Covered Executive’s then-current annual base salary (or, if greater, the annual base salary in effect immediately before the Merger), plus (b) the Bonus Opportunity, and (2) the aggregate amount of the severance, salary continuation or other payments the Covered Executive would be entitled to receive by reason of such termination of employment pursuant to the terms of any employment or other agreement and/or pursuant to the requirements of applicable law (the “Salary and Bonus Severance Payment”); and

•
subsidized health coverage for up to 12 months (or, in the case of Covered Executives who participate in health insurance under German law, a formula-based cash subsidy based on 12 months of continuing coverage).

A Covered Executive’s right to receive severance payments and benefits may be conditioned upon the Covered Executive’s delivery of a general release to the Company. In addition, a Covered Executive’s rights under the Transition Agreement are conditioned upon the Covered Executive’s continuing to perform his or her duties and responsibilities (including participating positively and constructively with respect to the discussions, negotiation of and process leading up to the Merger).
The Transition Agreements also provide for the accelerated vesting, immediately prior to the Effective Time, of unvested outstanding stock options, shares of restricted stock or other equity-based incentive awards granted to the Covered Executive prior to the date of the Transition Agreement. As described in the section of the proxy statement for the Special Meeting captioned “The Merger Agreement — Merger Consideration — Outstanding Options,” the Merger Agreement provides that the unvested portion of any outstanding stock options granted prior to March 16, 2016 will become fully vested immediately prior to the effective time of the Merger.
For purposes of the Transition Agreements, in general,
•
“Cause” means the Covered Executive’s (i) conviction or plea of nolo contendere to a felony, (ii) commission of fraud or a material act or omission involving dishonesty with respect to the Company, (iii) willful and continued failure to substantially carry out the material responsibilities of his or her employment (other than a failure attributable to illness or injury); or (iv) gross negligence or willful misconduct in the performance of his or her duties which has had or is reasonably likely to have a material adverse effect on the Company; and

•
“Good Reason” means actions or omissions by the Company or an affiliate at the time of or following the Merger resulting in a material negative change in the employment relationship with the Covered Executive which means, without the advance written consent of the Covered Executive, (i) the assignment of duties materially inconsistent with his or her position, authority, duties, or responsibilities as in effect immediately prior to the Merger or any other diminution in his or her position, authority, duties, or responsibilities, (ii) a reduction in annual base salary rate below the rate in effect immediately prior to the Merger, (iii) a reduction in bonus opportunities provided immediately prior to the Merger, (iv) the Company’s failure to timely pay any compensation to the Covered Executive, (v) relocation of the Covered Executive’s principal office by more than 50 miles from the location of the Covered Executive’s principal office immediately prior to the Merger, or material increase in business travel requirements compared to what was required immediately prior to the Merger or (vi) a failure or refusal by Coherent to assume the Company’s obligations under the Transition Agreements. However, the Covered Executive will not have “Good Reason” to terminate his or her employment merely because the Covered Executive is no longer a senior executive of a public company and/or has a change in title, duties, authority, responsibilities or reporting structure as a result of Merger (including having a reporting relationship within a larger company) provided that the Covered Executive retains a substantially similar level of responsibilities over the other portions and areas of the business for which he or she exercised responsibility prior to the Merger.

Tax and Accounting Considerations
Tax Deductibility of Compensation Expense.   Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), places a limit of   $1,000,000 on the amount of compensation to certain officers that may be deducted by the Company as a business expense in any tax year unless, among other things, the compensation is performance-based and has been approved by the stockholders. To qualify as performance-based compensation, the amount of compensation must depend on the officer’s performance against pre-determined performance goals established by a committee that consists solely of at least two “outside” directors who have never been employed by the Company or its subsidiaries. It is the policy of the Compensation Committee to periodically evaluate the qualification of compensation for exclusion from the $1 million deduction limit under Section 162(m) of the Internal Revenue Code while maintaining flexibility to take actions with respect to compensation that it deems to be in the interest of the Company and its stockholders which may not qualify for tax deductibility.
So that the Compensation Committee may retain maximum flexibility to structure performance targets based on corporate and individual metrics designed to achieve our various corporate goals, our Cash Incentive Plan does not conform to the requirements of Section 162(m). However, stock option awards granted to our executive officers have been structured so that the compensation realized when the stock options are exercised should be treated as performance-based compensation exempt from the deduction limitation of Section 162(m). The Compensation Committee does not believe that any loss of deductibility under Section 162(m) would have a material impact on the financial condition of the Company.
Tax Implications for Officers.   Section 409A of the Internal Revenue Code imposes additional income taxes on executive officers for certain types of deferred compensation that do not comply with Section 409A. Because the Company does not provide deferred compensation to the NEOs, this limitation should not have an impact on the structure of the compensation program for the officers. Section 280G of the Internal Revenue Code imposes an excise tax on payments to executives of severance or change of control compensation that exceed the levels specified in Section 280G. The NEOs could receive the amounts as explained in the section entitled “Potential Payments Upon Termination or Change in Control” appearing later in this proxy statement as severance or change of control payments, but the Compensation Committee does not consider their potential impact in compensation program design.
Accounting Considerations.   The Compensation Committee also considers the accounting and cash flow implications of various forms of executive compensation. In its financial statements, the Company records salaries and performance-based compensation incentives as expenses in the amount paid, or to be paid, to the NEOs. Accounting rules also require the Company to record an expense in its financial statements for equity awards, even though equity awards are not paid as cash to employees. The accounting expense of equity awards to employees is calculated in accordance with Financial Accounting Standards (“FASB”) ASC Topic 718 (formerly known as SFAS 123(R)). The Compensation Committee believes, however, that the many advantages of equity compensation, as discussed above, more than compensate for the non-cash accounting expense associated with them.
Consideration of Compensation Programs and their Relationship to the Encouragement of Risk-Taking
The Compensation Committee has reviewed all of the plans described above, and does not believe that any of them encourage our NEOs to take unnecessary or excessive risks that threaten our value. The features of these plans do not make it likely that taking unnecessary or excessive risks that threaten our value will provide greater compensation than actions that involve a prudent level of risk. The equity-based plans encourage our NEOs and other employees to focus on increasing shareholder value over a period of years. The pension plans provide helpful ways for our employees to save for retirement. The Compensation Committee believes that the plans described above do not pose any unnecessary risks, and do not encourage employees to manipulate reported earnings to enhance the compensation of any employee.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management.

Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
Compensation Committee
Gary K. Willis, Chairman
Stephen D. Fantone
Ralph E. Reins
Daniel J. Smoke
The foregoing report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

COMPENSATION OF NAMED EXECUTIVE OFFICERS
The following table summarizes compensation for our Named Executive Officers, or NEOs, for the fiscal year ended September 30, 2015. All subsequent tables and information will be presented for these employees as applicable.
Summary Compensation Table
Name and Principal Position	Year	Salary	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value(4)	All Other Compensation	Total
THOMAS MERK President, Chief Executive Officer (effective July 1, 2015)	2015	$287,576	$393,095	$84,470	$—	$11,132(5)	$776,273
	2014	$263,304	$388,400	$—	$—	$13,116(5)	$664,820
	2013	$245,251	$368,580	$65,643	$—	$11,881(5)	$691,355
GUNTHER BRAUN Former President, Chief Executive Officer (until July 1, 2015)	2015	$420,220	$621,980	$—	$80,242	$180,041(5)(6)	$1,302,483
	2014	$427,142	$632,367	$—	$(126,993)	$10,987(5)	$943,503
	2013	$402,718	$608,220	$64,177	$63,722	$10,948(5)	$1,149,785
INGRID MITTELSTAEDT Executive Vice-President, Finance and Administration and Chief Financial Officer	2015	$255,482	$349,775	$69,313	$13,855	$14,797(5)	$703,222
	2014	$252,021	$351,410	$—	$(15,713)	$16,887(5)	$604,605
	2013	$244,742	$322,520	$52,514	$10,257	$16,400(5)	$646,433
LOUIS MOLNAR President, RS Inc.; President, RB Inc. Chief Operating Officer — North America Business	2015	$282,081	$317,963	$99,652	$105,267	$17,582(7)	$822,545
	2014	$273,854	$328,247	$67,769	$104,690	$17,657(7)	$792,217
	2013	$265,885	$316,310	$69,006	$60,534	$15,554(7)	$727,289
ULRICH HEFTER Chief Technical Officer	2015	$238,820	$298,570	$63,537	$28,414	$10,121(5)	$639,462
	2014	$252,021	$317,503	$—	$(44,004)	$10,930(5)	$536,450
	2013	$244,742	$316,310	$27,859	$4,687	$10,614(5)	$604,212
MARTIN SEIFERT Chief Operating Officer — Defense Business	2015	$261,047	$63,593	$99,865	$—	$21,617(8)	$446,122

(1)
Amounts paid in Euro have been converted into U.S. dollars at the weighted average exchange rate for the relevant fiscal year (for fiscal year ended September 30, 2015: US$1.00: Euro 0.8710; for fiscal year ended September 30, 2014: US$1.00: Euro 0.7397; and for fiscal year ended September 30, 2013: US$1.00: Euro 0.7617)

(2)
In accordance with applicable SEC rules, the valuation of the stock awards in this table is based upon the grant date fair value of option awards. The value of option awards represents the dollar amount expensed in the Company’s financial statements in 2015 for option awards pursuant to the FASB’s authoritative guidance on stock compensation. Pursuant to SEC rules, the amounts exclude the impact of estimated forfeitures. See the Grants of Plan-Based Awards Table beginning below for grant specific information. Refer to Note 19 Stock Incentive Plans in the Company’s financial statements in the Form 10-K for valuation assumptions.

(3)
Represents cash amounts awarded by the Compensation Committee and paid to NEOs under our Cash Incentive Plan. Please refer to the Compensation Discussion and Analysis earlier in this proxy statement and the “Grants of Plan-Based Awards” table below for more details regarding this plan.

(4)
Represents the aggregate change in the actuarial present value of the accumulated benefits under the pension plans described in the Compensation Discussion and Analysis under Long-Term Incentive Compensation — Pension Plans earlier in this proxy statement.

(5)
Represents the value of the Company leased cars received by the employees.

(6)
Includes $59,841, being the value of the automobile formerly leased for Mr. Braun, ownership of which was purchased by us and transferred to Mr. Braun in connection with the terms of the separation agreement between Mr. Braun and the Company. In addition, pursuant to this separation agreement Mr. Braun receives a bonus for each of 2015, 2016 and 2017 in the amount of €95,480.76 converted at the weighted average exchange rate for each applicable year.

(7)
$7,982, $8,057, and $5,954 of matching contributions were made by RSI on behalf of Mr. Molnar in accordance with the Rofin-Sinar Inc. 401(k) Plan for the fiscal years ended September 30, 2015, 2014, and 2013 respectively.

(8)
$7,811 of matching contributions were made by Nufern on behalf of Mr. Seifert in accordance with the Nufern 401(k) Plan for the fiscal year ended September 30, 2015. Additionally, $9,600 was paid in auto allowance to Mr. Seifert.

The following table provides additional information about grants of our plan-based awards to our NEOs in the fiscal year ended September 30, 2015.
Grants of Plan-Based Awards
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)				Number of Securities Underlying Options	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Option Awards(5)
Name	Grant Date(2)	Threshold $	Target $	Stretch $	Maximum $
Thomas Merk		$71,894	$143,788	$158,167	$215,682
	11/11/2014					30,000(3)	$22.75	$251,100
	7/1/2015					20,000(4)	$27.44	$230,800
Gunther Braun		$147,077	$294,154	$323,570	$441,231
	11/11/2014					40,000(3)	$22.75	$334,800
Ingrid Mittelstaedt		$63,871	$127,741	$140,515	$191,612
	11/11/2014					30,000(3)	$22.75	$251,100
Louis Molnar		$71,079	$142,158	$156,373	$213,236
	11/11/2014					25,000(3)	$22.75	$209,250
Ulrich Hefter		$59,705	$119,410	$131,351	$179,115
	11/11/2014					20,000(3)	$22.75	$167,400
Martin Seifert		$52,209	$104,419	$—	$114,861
	11/11/2014					5,000(3)	$22.75	$41,850

(1)
These columns consist of potential awards under our Cash Incentive Plan for fiscal year 2015. The Threshold column represents the minimum amount payable when threshold performance goals are met. The Target column represents the amount payable if specified performance targets are met. The Stretch column represents the amount payable if specified stretch performance goals are met. The Maximum column represents the maximum amount payable under the Plan for 2015 based on the highest target levels. Amounts are based on the executives’ current salary as of the end of the Company’s fiscal year. See the Summary Compensation Table for actual amounts earned under the Cash Incentive Plan in fiscal year 2015 and the information provided earlier under the Compensation Discussion and Analysis for a discussion of our Cash Incentive Plan. The Compensation Committee also included six-month performance goals, that if achieved, could add an additional 20% to the above targets; however, these performance goals were not achieved.

(2)
Grant date coincides with the date the Compensation Committee approved the granting of shares. Additionally, the exercise price is equal to the closing market price for a share of our common stock on the date of grant.

(3)
The amounts listed reflect stock options granted under our 2007 Incentive Stock Plan and are described in the Outstanding Equity Awards at Fiscal Year End Table below.

(4)
The amount listed reflects a stock option granted under our 2015 Incentive Stock Plan and is described in the Outstanding Equity Awards at Fiscal Year End Table below.

(5)
The grant date fair value of the option awards has been computed in accordance with FASB ASC Topic 718 (formerly known as SFAS No. 123(R)), which requires that we recognize as compensation expense the value of all stock-based awards, including stock options, granted to employees in exchange for services over the requisite service period, which is typically the vesting period, but excluding forfeiture assumptions that are used in calculating equity award expense in the Company’s financial statements. Refer to Note 19 to the Company’s Consolidated Financial Statements on Form 10-K for the fiscal year ended September 30, 2015 for the relevant weighted-average assumptions underlying the valuation of the option awards.

This table summarizes the equity awards held by our NEOs which are outstanding as of September 30, 2015.
Outstanding Option Awards as of Fiscal Year Ended September 30, 2015
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date(1)
Thomas Merk	50,000	—	$26.045	3/16/2016(2)
	60,000	—	$28.500	3/15/2017
	30,000	—	$40.200	3/19/2018
	30,000	—	$15.040	3/18/2019
	30,000	—	$22.830	3/18/2020
	24,000	6,000	$35.190	3/16/2021
	18,000	12,000	$25.950	3/16/2022
	12,000	18,000	$27.590	3/14/2023
	6,000	24,000	$25.190	11/6/2023
	—	30,000	$22.750	11/11/2024
	—	20,000	$27.440	7/1/2025
Guenther Braun	100,000	—	$26.045	3/16/2016(2)
	100,000	—	$28.500	3/15/2017(3)
	60,000	—	$40.200	3/19/2018(3)
	40,000	—	$15.040	3/18/2019(3)
	50,000	—	$22.830	3/18/2020(3)
	40,000	10,000	$35.190	3/16/2021(3)
	30,000	20,000	$25.950	3/16/2022(3)
	24,000	36,000	$27.590	3/14/2023(3)
	8,000	32,000	$25.190	11/6/2023(3)
	—	40,000	$22.750	11/11/2024(3)

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date(1)
Ingrid Mittelstaedt	32,000	—	$26.045	3/16/2016(2)
	50,000	—	$28.500	3/15/2017
	25,000	—	$40.200	3/19/2018
	20,000	—	$15.040	3/18/2019
	25,000	—	$22.830	3/18/2020
	20,000	5,000	$35.190	3/16/2021
	15,000	10,000	$25.950	3/16/2022
	12,000	18,000	$27.590	3/14/2023
	6,000	24,000	$25.190	11/6/2023
	—	30,000	$22.750	11/11/2024
Louis Molnar	50,000	—	$26.045	3/16/2016(2)
	50,000	—	$28.500	3/15/2017
	25,000	—	$40.200	3/19/2018
	5,000	—	$15.040	3/18/2019
	25,000	—	$22.830	3/18/2020
	20,000	5,000	$35.190	3/16/2021
	15,000	10,000	$25.950	3/16/2022
	10,000	15,000	$27.590	3/14/2023
	5,000	20,000	$25.190	11/6/2023
	—	25,000	$22.750	11/11/2024
Ulrich Hefter	40,000	—	$26.045	3/16/2016(2)
	50,000	—	$28.500	3/15/2017
	25,000	—	$40.200	3/19/2018
	25,000	—	$15.040	3/18/2019
	25,000	—	$22.830	3/18/2020
	20,000	5,000	$35.190	3/16/2021
	15,000	10,000	$25.950	3/16/2022
	10,000	15,000	$27.590	3/14/2023
	4,000	16,000	$25.190	11/6/2023
	—	20,000	$22.750	11/11/2024
Martin Seifert	5,000	—	$40.200	3/19/2018
	5,000	—	$15.040	3/18/2019
	5,000	—	$22.830	3/18/2020
	4,000	1,000	$35.190	3/16/2021
	3,000	2,000	$25.950	3/16/2022
	2,000	3,000	$27.590	3/14/2023
	1,000	4,000	$25.190	11/6/2023
	—	5,000	$22.750	11/11/2024

(1)
The options listed above vest 20% per year over a five year period from the grant date and the grant date is ten years prior to the expiration date. See “Potential Payment upon Termination or Change in Control” later in this proxy statement for potential acceleration provisions. If the Merger is consummated, all of these options will vest and be cashed out for an amount equal to the difference, if any, between the $32.50 per share merger consideration and the exercise price per share.

(2)
All options expiring on March 16, 2016 were exercised, except for those held by Mr. Braun which expired.

(3)
As noted below, Mr. Braun entered into a separation agreement that provides that he will remain eligible for continued vesting of previously awarded but unvested stock options in accordance with the applicable plan documents through September 30, 2017, whereupon any remaining unvested stock options will become fully vested. Mr. Braun’s stock options will be exercisable through September 30, 2018.

The following table provides information about the value realized by the NEOs upon the exercise of options which occurred during the fiscal year ended September 30, 2015. During fiscal year 2015, none of the NEOs acquired shares upon vesting of stock awards.
Option Exercises During Fiscal Year Ended September 30, 2015
	Option Awards
Name	Number of Shares Acquired on Exercise(1)	Value Realized on Exercise(2)
Thomas Merk	4,293	$29,450
Guenther Braun	29,691	$212,413
Ingrid Mittelstaedt	—	$—
Louis Molnar	—	$—
Ulrich Hefter	30,000	$58,900
Martin Seifert	—	$—

(1)
Includes the shares of common stock received upon the exercise of stock options which were immediately tendered for withholding tax purposes, as reflected in the report on Form 4 filed with the SEC.

(2)
The value realized on exercise represents the difference between the exercise price of the stock options and the market price of the common stock at exercise multiplied by the number of shares underlying the Option exercised.

Potential Payments upon Termination or Change in Control
Effective March 12, 2015, our stockholders approved the Rofin-Sinar Technologies Inc. 2015 Incentive Stock Plan (the “2015 Incentive Plan”). The 2015 Incentive Plan supersedes the Rofin-Technologies Inc. 1996 Non-Employee Directors’ Stock Plan, the Rofin-Sinar Technologies Inc. 2002 Equity Incentive Plan and the Rofin-Sinar Technologies Inc. 2007 Equity Incentive Plan. Under the above stock option plans, unless the Compensation Committee determines otherwise in its sole discretion, if an employee’s employment with the Company terminates by any reason other than death, disability, or retirement, an employee has up to sixty days from the date of such termination or until the expiration of the stated term of stock award, whichever period is shorter, to exercise any options that were exercisable on the date of such termination. If an employee’s employment with the Company terminates by reason of death, disability, or retirement, an employee has up to one year from the date of such termination or, if earlier, until the expiration of the stated term of stock award, to exercise any options that were exercisable on the date of such termination.
Upon any Change in Control, the Board shall have the right to cancel all outstanding Options, Stock Appreciation Rights, Stock Grants and Stock Unit Grants after providing each Eligible Employee and Director a reasonable period to exercise his or her Options and Stock Appreciation Rights and to take such other action as necessary or appropriate to receive the stock subject to any stock grants or stock unit grants and the cash payable under any stock unit grants.

Except as otherwise provided in the applicable award agreement, and to the extent permitted under Section 409A of the Code, if an award granted under this Plan is assumed, continued, or replaced by the Company or successor after the Change in Control, and if the holder’s service with the Company or its successor is terminated coincident with or within one year following the Change in Control either by the Company or its successor without Cause or by the holder for Good Reason (as such terms are defined in the plan), then all conditions to the exercise of such holder’s outstanding Options and Stock Appreciation Rights on the date of termination and any and all outstanding issuance and forfeiture conditions on any Stock Grants and Stock Unit Grants held by the holder on such date automatically shall be deemed 100% satisfied as of the date of such termination of service.
The following constitute a change of control under the stock plans:
•
any acquiring person becomes the beneficial owner of twenty percent (20%) or more of the then outstanding shares of common stock;

•
the stockholders of the Company approve a merger or consolidation; or

•
the stockholders approve a plan of reorganization or complete liquidation of the Company

In addition, in accordance with German law and their employment agreements, each of Messrs. Merk and Hefter, and Ms. Mittelstaedt will, in the event they resign or are terminated by the Company, be entitled to receive one-half of his or her monthly salary if the Company determines to enforce their six month non-competition period. We would pay these amounts in equal monthly installments over six months.
The following table sets forth, for each of the following NEOs, the potential amount that such NEO would realize upon the exercise of unvested options held by the NEO as of September 30, 2015, and the payments to which he or she would be entitled in connection with the non-compete clause in the relevant employment agreement, assuming a termination or change in control as of September 30, 2015. The amounts shown are based on the difference between the exercise price of the vested option and the closing price of the common stock on NASDAQ on September 30, 2015.
Name	Acceleration of Unvested Stock Options Upon Change in Control	Options Upon Termination	Payments During the Six Month Non-Compete Period
Thomas Merk	$537,300	$424,140	$93,286
Ingrid Mittelstaedt	$412,900	$299,740	$66,648
Louis Molnar	$229,950	$135,650	N/A
Ulrich Hefter	$428,150	$352,710	$61,094
Martin Seifert	$89,550	$70,690	$—
As noted above, effective July 1, 2015, Thomas Merk succeeded Günther Braun as President and Chief Executive Officer. In connection with the succession, on June 4, 2015, the Company and Mr. Braun entered into a Separation Agreement and General Release (the “U.S. Separation Agreement”) and Rofin-Sinar Laser GmbH and CBL Verwaltungsgesellschaft mbH, two of the Company’s indirect wholly-owned German subsidiaries, and Mr. Braun entered into a Termination Agreement (the “German Termination Agreement”) in connection with Mr. Braun’s separation from the Company and its subsidiaries.
Pursuant to the U.S. Separation Agreement, Mr. Braun ceased to be an officer or director of the Company and its U.S. subsidiaries effective July 1, 2015, and he agreed to work with Mr. Merk to facilitate a smooth and orderly transition process through June 30, 2015. The German Termination Agreement terminated Mr. Braun’s existing employment agreement with his direct employer and provides that Mr. Braun will remain an employee and continue to receive his existing base salary through September 30, 2017 (the “Termination Date”), which period of continued employment and compensation is in accordance with the employment agreement that was terminated. The German Termination Agreement also provides that Mr. Braun will receive a bonus for each of 2015, 2016 and 2017 in the amount of €95,480.76 (converted at the weighted average exchange rate for each applicable year), representing 25% of the base salary. The U.S.

Separation Agreement provides that Mr. Braun will remain eligible for continued vesting of previously awarded but unvested stock options in accordance with the applicable plan documents through the Termination Date, whereupon any remaining unvested stock options will become fully vested. Mr. Braun’s stock options will be exercisable through September 30, 2018. Both the U.S. Separation Agreement and the German Termination Agreement contain certain non-competition and non-solicitation restrictive covenants and releases of claims by Mr. Braun.
On March 16, 2016, the Company entered into the Transition Agreements with the Covered Executives. In general, the Transition Agreements provide the following severance payments and benefits to a Covered Executive if the Covered Executive’s employment is terminated within one year following the date of the Merger either by Coherent or its subsidiaries without “cause” or by the Covered Executive, after providing notice and an opportunity to cure, for “good reason” (each as defined below):
•
a single sum cash payment equal to a pro rata portion of the Covered Executive’s bonus for the year of termination, based upon the Covered Executive’s target bonus opportunity for that year (or, if none, the bonus earned by the Covered Executive for the preceding year) (the “Bonus Opportunity”) and the number of days elapsed from the beginning of the year to the date of termination (the “Pro Rata Bonus Severance Payment”);

•
a single sum cash payment equal to the greater of  (1) a specified multiple (3.0x for the President and CEO, 2.0x for the EVP, Finance and Administration, and 1.0x for the other Covered Executives) times the sum of  (a) one year of the Covered Executive’s then-current annual base salary (or, if greater, the annual base salary in effect immediately before the Merger), plus (b) the Bonus Opportunity, and (2) the aggregate amount of the severance, salary continuation or other payments the Covered Executive would be entitled to receive by reason of such termination of employment pursuant to the terms of any employment or other agreement and/or pursuant to the requirements of applicable law (the “Salary and Bonus Severance Payment”); and

•
subsidized health coverage for up to 12 months (or, in the case of Covered Executives who participate in health insurance under German law, a formula-based cash subsidy based on 12 months of continuing coverage).

A Covered Executive’s right to receive severance payments and benefits may be conditioned upon the Covered Executive’s delivery of a general release to the Company. In addition, a Covered Executive’s rights under the Transition Agreement are conditioned upon the Covered Executive’s continuing to perform his or her duties and responsibilities (including participating positively and constructively with respect to the discussions, negotiation of and process leading up to the Merger).
The Transition Agreements also provide for the accelerated vesting, immediately prior to the Effective Time, of unvested outstanding stock options, shares of restricted stock or other equity-based incentive awards granted to the Covered Executive prior to the date of the Transition Agreement. As described in the section of the proxy statement for the Special Meeting captioned “The Merger Agreement — Merger Consideration — Outstanding Options,” the Merger Agreement provides that the unvested portion of any outstanding stock options granted prior to March 16, 2016 will become fully vested immediately prior to the effective time of the Merger.
For purposes of the Transition Agreements, in general,
•
“Cause” means the Covered Executive’s (i) conviction or plea of nolo contendere to a felony, (ii) commission of fraud or a material act or omission involving dishonesty with respect to the Company, (iii) willful and continued failure to substantially carry out the material responsibilities of his or her employment (other than a failure attributable to illness or injury); or (iv) gross negligence or willful misconduct in the performance of his or her duties which has had or is reasonably likely to have a material adverse effect on the Company; and

•
“Good Reason” means actions or omissions by the Company or an affiliate at the time of or following the Merger resulting in a material negative change in the employment relationship with the Covered Executive which means, without the advance written consent of the Covered Executive, (i) the assignment of duties materially inconsistent with his or her position, authority, duties, or responsibilities as in effect immediately prior to the Merger or any other diminution in his or her position, authority, duties, or responsibilities, (ii) a reduction in annual base salary rate below the rate in effect immediately prior to the Merger, (iii) a reduction in bonus opportunities provided immediately prior to the Merger, (iv) the Company’s failure to timely pay any compensation to the Covered Executive, (v) relocation of the Covered Executive’s principal office by more than 50 miles from the location of the Covered Executive’s principal office immediately prior to the Merger, or material increase in business travel requirements compared to what was required immediately prior to the Merger or (vi) a failure or refusal by Coherent to assume the Company’s obligations under the Transition Agreements. However, the Covered Executive will not have “Good Reason” to terminate his or her employment merely because the Covered Executive is no longer a senior executive of a public company and/or has a change in title, duties, authority, responsibilities or reporting structure as a result of Merger (including having a reporting relationship within a larger company) provided that the Covered Executive retains a substantially similar level of responsibilities over the other portions and areas of the business for which he or she exercised responsibility prior to the Merger.
The table below sets forth the compensation that is based on or otherwise relates to the Merger that will or may become payable to each of our NEOs. The amounts indicated in the table below are estimates of the amounts that would be payable assuming, solely for purposes of this table, that the Merger was consummated on April 30, 2016 (the latest practicable date, determined pursuant to Item 402(t) of Regulation S-K), and that the employment of each of the NEOs was immediately terminated by Coherent without “cause” or the by a named executive officer for “good reason” (as each term is defined in the Transition Agreements). Rofin’s named executive officers will not receive pension, non-qualified deferred compensation, tax reimbursement or other benefits in connection with the Merger.
Some of the amounts set forth in the table would be payable solely by virtue of the consummation of the Merger (“single trigger”) and others would be payable upon a qualifying termination of employment in connection with the Merger (“double trigger”). In addition to the assumptions regarding the consummation date of the Merger and the termination of employment, these estimates are based on certain other assumptions that are described in the footnotes accompanying the table below. Accordingly, the ultimate values to be received by a named executive officer in connection with the Merger may differ from the amounts set forth below.
Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)
Thomas Merk	2,018,834	2,123,500	5,736	4,147,699
Gunther Braun	—–	2,886,400	—	2,886,400
Ingrid Mittelstaedt	865,982	1,698,400	10,613	2,574,995
Louis Molnar	509,364	1,176,500	25,933	1,711,796
Ulrich Hefter	429,979	1,562,350	8,535	2,000,863
Martin Seifert	130,524	292,350	—	422,874

(1)
This amount represents the “double-trigger” cash severance payments to which each Covered Executive may become entitled under his or her Transition Agreement. The amounts become payable in the event that, within the 12-month period following the Effective Time, either we terminate the employment of the applicable Covered Executive without “cause” or the Covered Executive resigns for “good reason” (as such terms are defined in the Transition Agreements), as described in further detail above. In the case of Mr. Seifert, this amount represents cash severance payments to which he will become entitled under his employment agreement in the event that we terminate his employment “without cause” or he resigns for “good reason,” as such terms are defined in his employment agreement. Assumes the amounts of the Pro Rata Bonus Severance Payments are $149,629 for Mr. Merk, $76,733 for Ms. Mittelstaedt, $82,920 for Mr. Molnar, and $69,997 for Mr. Hefter. Assumes the amounts of the Salary and Bonus Severance Payments are $1,868,834 for Mr. Merk, $789,249 for Ms. Mittelstaedt, $426,444 for Mr. Molnar, and $359,982 for Mr. Hefter.

(2)
The value represents the product of  (1) the number of shares of Rofin common stock subject to each NEO’s outstanding in-the-money options, multiplied by (2) the excess of  $32.50 over the option exercise price per share. The total value of the options shown in the above table is broken down between vested and unvested options as follows:

Name	Value of Unvested In-the-Money Options ($)	Value of Vested In-the-Money Options ($)	Total ($)
Thomas Merk	677,800	1,445,700	2,123,500
Gunther Braun	670,780	2,215,620	2,886,400
Ingrid Mittelstaedt	541,850	1,156,550	1,698,400
Louis Molnar	457,000	719,500	1,176,500
Ulrich Hefter	381,970	1,180,380	1,562,350
Martin Seifert	91,400	200,950	292,350
The unvested options held by Messrs. Merk, Molnar, and Hefter and by Ms. Mittelstaedt will become fully vested immediately prior to the Merger pursuant to the “single-trigger” vesting acceleration provision in the Merger Agreement and the Transition Agreements described above. The unvested options held by Messrs. Braun and Seifert will be subject to “single-trigger” acceleration pursuant to the Merger Agreement and will thereby become fully vested immediately prior to the Effective Time.
(3)
This amount equals the estimated value of the “double-trigger” continued health care-related severance benefits to which each NEO may become entitled. These benefits will become due under the same terms and conditions of the cash severance payments described in footnote 1 above.

NON-EMPLOYEE DIRECTOR COMPENSATION
The compensation program for non-employee directors is reviewed annually by our Compensation Committee to ensure the program remains competitive. As part of the Compensation Committee’s review, the types and levels of compensation offered to our non-employee directors are compared with those provided by a select group of comparable companies. Additionally, in January 2012, the Company hired Radford, a third party compensation consulting firm, to assist with the analysis of the non-employee directors’ compensation. The report has shown that the Company’s average total non-employee director compensation approximates the market’s 25th percentile. The Compensation Committee strives to set compensation levels that are competitive. The result of the report supports this goal.
Cash Compensation Paid to Board Members
Non-employee directors are entitled to receive an annual cash retainer in the amount of  $35,000 for service on the Board and attendance fees of  $2,000 for each Board meeting ($1,000 for telephonic meetings). Directors are also reimbursed for reasonable travel expenses incurred in connection with their duties as directors of the Company.
In addition to the annual retainer, each non-employee director who chairs the Audit, Compensation and Nominating Committees are entitled to an additional cash retainer in the amount of  $10,000, $7,000 and $4,000, respectively, for such service. The Lead Independent Director is also entitled to an additional cash retainer in the amount of  $12,000 for such service. Attendance fees are paid for Committee meetings as follows: $1,500 for each Audit Committee meeting ($750 for telephonic meetings), $1,000 for each Compensation and Nominating Committee meeting ($500 for telephonic meetings); and $1,500 for each other committee meeting ($750 for telephonic meetings), subject to review by the Board. Directors are also reimbursed for reasonable travel expenses incurred in connection with their duties as members of the Committees.
Non-cash Compensation
The Company has reserved an additional 1,800,000 shares of common stock under the 2015 Incentive Stock Plan approved at the Annual Meeting of Stockholders held on March 12, 2015, to provide for the grant of options to purchase common stock, grants of shares of common stock, stock units, and stock appreciation rights to certain eligible employees and to non-employee directors. During fiscal year 2015, outside directors each received 3,000 shares of common stock that were fully vested upon grant.
The following table shows the compensation paid in fiscal year 2015 to our non-employee directors. Directors who are also officers do not receive separate directors’ fees and have been omitted from this table if they appear in the Summary Compensation Table provided earlier in this proxy statement.
Director Compensation Table
Non-Employee Director	Fees Paid In Cash	Common Stock Value(1)	All Other Compensation ($)(2)	Total
Carl F. Baasel	$—	$—	$734,829(3)	$734,829
Stephen D. Fantone	$117,500	$68,730	$—	$186,230
Ralph E. Reins	$129,250	$68,730	$—	$197,980
Daniel J. Smoke	$136,750	$68,730	$—	$205,480
Gary K. Willis	$117,000	$68,730	$—	$185,730
Peter Wirth	$45,905(4)	$—	$39,299(5)	$85,204

(1)
The value of the stock awards has been calculated as the total number of shares granted (3,000 annually) times the closing price of the common stock on the NASDAQ on the date of grant and as reported on a Form 4 filed with the SEC. Shares granted to non-employee directors vest immediately and therefore the fair value is equal to the closing market value on the date the shares were granted.

(2)
Amounts paid in Euros have been converted into U.S. dollars at the weighted average exchange rate for the fiscal year: US$1.00: Euro 0.8710.

(3)
Mr. Baasel received $704,514 as rental payments for the building he owns in Starnberg, Germany (see note 14 of the Form 10-K Annual Report). Mr. Baasel also received $30,315 from the Company as management consulting fees.

(4)
In October 2009, Dr. Wirth retired as an executive of the Company. As Chairman of the Board, Dr. Wirth receives 40,000 Euros per year (converted into U.S. dollars at the exchange rate in effect on the payment date), payable quarterly in four installments.

(5)
Dr. Wirth retired from the Company in October 2009; amount represents payments from the RSL Pension plan.

REPORT OF THE AUDIT COMMITTEE
The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended September 30, 2015, included in the Company’s Annual Report on Form 10-K. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.
Membership and Role of Audit Committee
Each of the members of the Audit Committee is independent as defined under the NASDAQ’s listing standards. The Audit Committee operates under a written charter adopted by the Board.
Review with Management
The Audit Committee reviews each of the Company’s quarterly and annual reports, including Management’s Discussion and Analysis of Financial Condition and Results of Operations. As part of this review, the Audit Committee discusses the reports with the Company’s management and considers the audit reports prepared by the independent registered public accounting firm about the Company’s annual report, as well as related matters such as the quality of the Company’s accounting principles, alternative methods of accounting under Generally Accepted Accounting Principles and the preferences of the independent registered public accounting firm in this regard, the Company’s critical accounting policies and the clarity and completeness of the Company’s financial and other disclosures.
The Audit Committee reviewed management’s report on internal control over financial reporting, required under Section 404 of the Sarbanes-Oxley Act of 2002 and related rules. As part of this review, the Audit Committee reviewed the bases for management’s conclusions and the report of the independent registered public accounting firm on internal control over financial reporting. Throughout the fiscal year ended September 30, 2015, the Audit Committee reviewed management’s plan for documenting and testing controls, the results of their documentation and testing, any deficiencies discovered and the resulting remediation of the deficiencies.
Review and Discussions with Independent Accountants
The Audit Committee has discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.
The Audit Committee has also received written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant’s independence from the Company and its related entities) and has discussed with Deloitte & Touche LLP their independence from the Company.

Conclusion
Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015, for filing with the SEC.
Audit Committee
Mr. Daniel J. Smoke Audit Committee Chairman
Mr. Gary K. Willis Audit Committee Member
Mr. Ralph E. Reins Audit Committee Member
Dr. Stephen D. Fantone Audit Committee Member

SECURITY OWNERSHIP OF COMMON STOCK BY MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS
The following table presents information regarding the beneficial ownership of our common stock, as of May 12, 2016, by each of our current directors, each nominee for election as a director, our executive officers named in the Summary Compensation Table, and all of our directors and executive officers as a group.
Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Class
Peter Wirth	44,100(2),(3)	*
Thomas Merk	244,293(2)	*
Guenther Braun	435,691(2)	1.5%
Ulrich Hefter	205,586(2)	*
Ingrid Mittelstaedt	201,000(2)	*
Louis Molnar	170,000(2)	*
Martin Seifert	30,000(2)	*
Carl F. Baasel	117,000	*
Jenifer Bunis	3,000	*
Stephen D. Fantone	17,000	*
Ralph E. Reins	49,000(4)	*
Daniel J. Smoke	47,000(5)	*
Gary K Willis	51,000	*
All directors and executive officers as a group (13 persons)	1,614,670	6.2%

*
Less than one percent of class.

(1)
Each of these individuals other than Mr. Braun has entered into a Voting Agreement with Coherent pursuant to which they agreed to vote their shares of Rofin common stock (i) in favor of the approval of the Merger Agreement, (ii) against approval of any proposal made in opposition to, or in competition with, the consummation of the Merger and (iii) against any alternative transaction or any other action that is intended, or would reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger. The Voting Agreement covers an aggregate of 317,696 shares, representing approximately 1.1% of our outstanding voting stock.

(2)
Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC and include voting or investment power with respect to shares of stock. This information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, shares of Rofin common stock issuable under stock options that are exercisable within 60 days of May 12, 2016 are deemed outstanding for the purpose of computing the percentage ownership of the person holding the options, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The amounts listed include the following shares of Rofin common stock that may be acquired within 60 days of May 12, 2016 through the exercise of stock options: Dr. Wirth, 25,000; Mr. Braun, 400,000; Mr. Merk, 240,000; Ms. Mittelstaedt, 201,000; Dr. Hefter, 197,000; Mr. Molnar, 170,000; and Mr. Seifert 30,000.

(3)
6,500 of these shares are held by Dr. Wirth’s spouse and are therefore indirectly held by Dr. Wirth.

(4)
5,890 of these shares are held in a trust by Mr. Reins’ spouse and 43,110 of these shares are held in a family trust and are therefore indirectly held by Mr. Reins.

(5)
400 of these shares are held by Mr. Smoke’s spouse and are therefore indirectly held by Mr. Smoke.

The following table presents information regarding beneficial ownership of our common stock by each person known to us to beneficially own more than 5% of our outstanding shares of Rofin common stock as of May 12, 2016.
Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Class
SilverArrow Capital Holding Ltd. SilverArrow Capital Advisors LLP SAC Jupiter Holding Ltd. Thomas Limberger Abdullah Saleh A. Kamel Pluto Fund Limited Osama H. Al Sayed Ernesto Palomba	1,976,432(1)	7.0%
National Rural Electric Cooperative Association 4301 Wilson Boulevard Arlington VA 22203	1,826,692(2)	6.5%
Franklin Resources, Inc. Charles B. Johnson Rupert H. Johnson, Jr. One Franklin Parkway San Mateo, CA 94403-1906 Franklin Advisory Services, LLC One Parker Plaza Ninth Floor Fort Lee, NJ 07024-2938	1,526,536(3)	5.4%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	1,985,955(4)	7.0%
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, Texas, 78746	1,673,642(5)	5.9%
Blackrock, Inc. 40 East 52nd Street New York, NY 10022	2,630,867(6)	9.3%
Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	1,663,323(7)	5.9%

(1)
SilverArrow Capital Holding Ltd (“SilverArrow Guernsey”), SilverArrow Capital Advisors LLP (“SilverArrow Advisors”) SAC Jupiter Holding Ltd. (“SilverArrow Dubai”), Thomas Limberger, Abdullah Saleh A. Kamel, Pluto Fund Limited (“Pluto”), Osama H. Al Sayed and Ernesto Palomba jointly filed a Schedule 13D/A with the SEC on April 5, 2016. The address of the principal office of SilverArrow Guernsey is Third Floor, La Plaiderie Chambers, St. Peter Port, Guernsey GY1 1WG. The address of the principal office of SilverArrow Advisors and Mr. Limberger is 3 More London Riverside, 1st Floor, London SE1 2RE, United Kingdom. The address of the principal office of SilverArrow Dubai is Office 407, North Tower, Emirates Financial Towers, DIFC, P.O. Box 506953, Dubai, UAE. The principal business address of Mr. Kamel is Palestine St., Dallah Tower, 13th Floor, 21414 Jeddah, Kingdom of Saudi Arabia. The address of the principal office of Pluto is Trust House, 112 Bonadi Street, P.O. Box 613, Kingstown, St. Vincent, Grenadines. The principal business address of Mr. Al Sayed is Bin Homran Building 1st Floor, Room 106., P.O. Box 14552, 21434 Jeddah, Kingdom of Saudi Arabia. The principal business address of Mr. Palomba is Caraa D’ Urenn 4b, 6513 Monte Carasso, Switzerland. SilverArrow Guernsey reported sole voting and dispositive power with respect to 1,976,432 shares and 392,900 shares, respectively. SilverArrow Advisors and SilverArrow Dubai each reported sole voting and dispositive power with respect to 1,976,432 shares and 392,900 shares, respectively. Mr. Limberger reported sole voting and dispositive power with respect to 1,976,432 shares and 392,900 shares, respectively. Mr. Kamel reported sole dispositive power with respect to 622,000 shares. Pluto reported sole dispositive power with respect to 265,450 shares. Mr. Al Sayed reported sole dispositive power with respect to 696,082 shares. This information is based solely on the Schedule 13D/A, filed with the SEC on April 5, 2016.
(2)
This information is based solely on a Schedule 13G, filed with the SEC on February 16, 2016. The reporting person reported sole voting and dispositive power with respect to all of the shares.

(3)
The reporting persons jointly filed a Schedule 13G/A with the SEC on February 10, 2016. Franklin Advisory Services, LLC reported sole voting power with respect to 1,383,536 shares and sole dispositive power with respect to 1,526,536 shares.

(4)
This information is based solely on a Schedule 13G/A, filed with the SEC on February 10, 2016. The Vanguard Group reported aggregate beneficial ownership of 1,985,955 shares, sole voting power of 38,939 shares, shared voting power of 3,700 shares, sole dispositive power of 1,944,716 shares and shared dispositive power of 41,239 shares.

(5)
This information is based solely on a Schedule 13G, filed with the SEC on February 9, 2016. Dimensional Fund Advisors LP reported sole voting power of 1,591,953 shares and sole dispositive power with respect to all of the shares.

(6)
This information is based solely on a Schedule 13G/A, filed with the SEC on January 27, 2016. Blackrock, Inc. reported aggregate beneficial ownership of 2,630,867 shares, sole voting power of 2,561,773 shares and sole dispositive power of 2,630,867 shares.

(7)
The information as to share ownership is based solely on a Schedule 13G/A, filed with the SEC on January 4, 2016. The reporting person reported sole voting and dispositive power with respect to all of the shares.

STOCK EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information regarding shares issued under the stock compensation plans as of September 30, 2015:
	Number of Securities to Be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance
Equity Compensation Plans Approved by Security Holders:
2002 Equity Incentive Plan	470,200	$26 1/10	—
2007 Incentive Stock Plan	2,847,900	27 5/8	—
2015 Equity Incentive Plan	20,000	27 4/9	1,780,000
Total equity compensation plans approved by security holders	3,338,100	$27 2/5	1,780,000
Equity Compensation Plans not approved by Security Holders	—	—	—
Total	3,338,100	$27 2/5	1,780,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The main facility in Starnberg is rented under a 25-year operating lease from the former minority shareholder of ROFIN-BAASEL Lasertech GmbH & Co. KG (“RBL”), Mr. Baasel, who is also a member of the Board. That lease will terminate by end of December 2016. The operating lease was acquired by the Company in 2000 as part of its then acquisition of RBL. The Company paid expenses, mainly for rental expense of approximately $735,000, $883,000 and $846,000 to Mr. Baasel during fiscal years 2015, 2014, and 2013, respectively. In fiscal year 2015, the Company acquired a new manufacturing facility in Gilching, which is currently under reconstruction and which is intended to replace all RBL leased facilities in Starnberg. As a result of the Company’s consolidation of operations into a single facility, the required two-year notice of lease termination was given to Mr. Baasel in December 2014.
The Company believes that all transactions noted above, have been executed on an arms-length basis. Except for the foregoing, no director, officer, nominee director, 5% holder of the Company’s shares, or immediate family member, associate or affiliate thereof, had any material interest, direct or indirect, in any transaction since the beginning of fiscal year 2015 or has any material interest, direct or indirect, in any proposed transaction, having a value of  $120,000 or more.

PROPOSAL NO. 2
ADOPTION OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION that would result in the declassification of the board of directors
Background of Proposal
Since the Company went public in 1996, our Certificate of Incorporation has provided that the Board shall be divided into three classes, with members of each class of directors serving a three-year term. The classification of the Board results in staggered elections, with each class of directors standing for election every third year. Any additional director of any class elected to fill a newly created Board seat or a vacancy in that class holds office for a term that coincides with the remaining term of that class.
As part of its ongoing review of corporate governance matters, the Board, assisted by the Nominating Committee, considered the advantages and disadvantages of maintaining the classified board structure, including the view of some stockholders who believe that classified boards have the effect of reducing the accountability of directors to stockholders because stockholders are unable to evaluate and elect all directors on an annual basis.
While the Board believes that this classified board structure has contributed to the Company’s long-term operational success, it notes that corporate governance standards have continued to evolve over time, and the majority of S&P 500 companies now have declassified boards. This proposal offers stockholders the opportunity to decide whether to amend the Certificate of Incorporation to change that well-established structure and replace it with annual elections, i.e., to declassify the Board.
The Board has studied the potential advantages and disadvantages of declassification from time to time over the past several years, including various studies of companies with classified boards. In this review, the Board has considered the benefits of retaining the classified board structure, which has a long history in corporate law. A classified structure provides continuity and stability in the management of the business and affairs of the Company because a majority of directors always have prior experience as directors of the Company. In addition, a classified board is believed to enhance stockholder value by forcing an entity seeking control of the Company to initiate discussions at arm’s-length with the Board, because the entity cannot replace the entire board in a single election.
The Board’s review also has explored the rationales provided against a classified Board, such as the possibility that a company with a classified board might be less accountable to stockholders, have a lower company valuation, return lower gains to stockholders in the event of a takeover, engage in value-decreasing acquisitions, have lower sensitivity of compensation to performance and lower sensitivity of CEO turnover to company performance, or have a higher takeover premium, but with a lower likelihood of an acquisition occurring.
The Board likewise recognizes that the classified structure could delay the success of an acquisition proposal that has broad stockholder support, but is opposed by the Board; or that there may be situations where the Board and some stockholders do not agree about what a full and fair acquisition proposal might be.
Under Delaware law, directors who serve on a classified board may only be removed for cause. Our Certificate of Incorporation currently provides that directors may only be removed for cause with the affirmative vote of the holders of at least 80% of the voting power of all then-outstanding shares of the Company’s capital stock entitled to vote. As part of the Board Declassification Proposal, we are proposing to reduce the required vote to remove a director for cause to at least 50% from at least 80% and to provide that the removal for cause provision only applies to directors that were elected for a term of more than one year.
Having considered the potential advantages and disadvantages of declassification and following discussions with many of our stockholders, the Board is submitting this proposal to amend the Certificate of Incorporation to declassify the Board of Directors over the course of the next three years so that classification of the Board is phased out completely after the 2019 Annual Meeting of Stockholders. The Board believes that the declassification amendment is in the best interest of the Company and its stockholders and is recommending that stockholders vote in favor of the proposal.

Amendment of Certificate of Incorporation
The proposed amendment to our Certificate of Incorporation to declassify the Board is set forth on Annex A.
If the proposed amendment is approved and adopted by our stockholders, our Board will amend ARTICLE VIII, SECTION 8.1(c)(2) and ARTICLE VIII, SECTION 8.1(c)(4) as set forth in Annex A. Such amendment will be effective upon filing with the Secretary of State of the State of Delaware, which will occur promptly after the Annual Meeting. The Board declassification would be phased-in over a three-year period, beginning at the 2017 Annual Meeting of Stockholders as follows:
•
At this Annual Meeting, three nominees will be elected to the Board to serve for a three year period ending at the 2019 annual meeting.

•
The two directors elected at the 2014 annual meeting will continue to serve until the 2017 annual meeting. Nominees for the two director positions expiring at the 2017 annual meeting will be elected for one year terms ending at the 2018 annual meeting.

•
The two directors elected at the 2015 annual meeting and the director appointed in December 2015 will continue to serve until the 2018 annual meeting.

•
At the 2018 annual meeting, the terms of the two directors elected for three year terms in 2015, the director appointed in December 2015 with a term expiring in 2018 and the two directors elected to one year terms in 2017 will all expire and five nominees presented for election to the Board at the 2018 annual meeting will be elected to one year terms.

•
Beginning with the 2019 Annual Meeting of Stockholders, all directors will stand for election at each annual meeting of stockholders.

The proposed amendments do not change the present number of directors or the Board’s authority to change that number and to fill any vacancies or newly created directorships.
Vacancies that arise during the year will be filled by the Board, and each director so named shall serve for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred, and if no such class exists, as will be the case beginning with the 2019 Annual Meeting of Stockholders, each director so named shall serve for a term that will expire at the next annual meeting of stockholders.
If the proposed amendment is not approved and adopted by our stockholders, the Company will continue to have a classified board structure.
If the proposed amendment is approved and adopted by our stockholders, the Company will amend its Amended and Restated By-laws, which does not require any stockholder action, as set forth in Annex A to reflect the declassification of the Board as reflected in the amendment to the Certificate of Incorporation.
Required Vote
Approval of this proposal requires the affirmative vote of the holders of 80% of the outstanding shares of common stock entitled to vote. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Board Declassification Proposal.

PROPOSAL NO. 3
ADOPTION OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
ELIMINATE THE SUPERMAJORITY VOTING REQUIREMENTS
Background of Proposal
Currently, our Certificate of Incorporation and Amended and Restated By-Laws require the affirmative vote of the holders of at least 80% of the voting power of all then-outstanding shares of the Company’s capital stock entitled to vote for the stockholders: (i) to adopt, amend or repeal any provision of the By-laws; (ii) to remove, for cause, a director or the entire Board; and (iii) to amend or repeal provisions in the Certificate of Incorporation relating to (a) preferred stock, (b) amendments to the By-laws, (c) the classified structure of the Board, (d) the requirement and procedures for a stockholder to provide advance notice to the Company of nominations of directors, (e) the stockholders’ ability to remove, for cause, a director or the entire Board, with the affirmative vote of the holders of at least 80% of the voting power of all then-outstanding shares of the Company’s capital stock and (f) the calling of special meetings of stockholders. The By-laws require the affirmative vote of the holders of at least 80% of the voting power of all then-outstanding shares of the Company’s capital stock entitled to vote for stockholders to adopt, amend or repeal any provision of the By-laws (collectively, the “Supermajority Voting Provisions”).
In recent years, stockholders of many public companies have requested the complete elimination of the supermajority voting standard for stockholder actions, and a number of companies have effected such changes. Our Board recognizes that the 80% voting threshold for certain amendments to our Certificate of Incorporation, or for changes to By-laws initiated by stockholders, is high and increasingly disfavored for public companies, as they pose a challenging threshold for stockholders to effect certain changes provided for under state corporate law.
For this reason, and following discussions with many of our stockholders, the Board determined that it is in the best interests of the Company and its stockholders to eliminate the Supermajority Voting Provisions in the Certificate of Incorporation and the By-laws and replace them with a simple majority voting standard. These amendments will permit the Company’s stockholders to have greater influence over the Company’s governance and align the Company’s policy with recognized corporate governance best practices. Accordingly, the Board is recommending that the stockholders vote in favor of this proposal.
Amendment of Certificate of Incorporation
The proposed amendment to our Certificate of Incorporation that would eliminate the supermajority voting requirement is set forth in Annex B.
If the proposed amendment is approved and adopted by our stockholders, our Board will amend our Certificate of Incorporation to reflect the revisions as set forth in Annex B. Such amendment will be effective upon filing with the Secretary of State of the State of Delaware, which will occur promptly after the Annual Meeting. If the proposed amendment is not approved and adopted by our stockholders, the Supermajority Voting Provisions will remain in effect.
In addition, if the proposed amendment is approved and adopted by our stockholders, the Company will amend its Amended and Restated By-laws, which does not require any stockholder action, as set forth in Annex B to reflect the elimination of the supermajority voting requirements as reflected in the amendment to the Certificate of Incorporation.
Required Vote
Approval of this proposal requires the affirmative vote of the holders of 80% of the outstanding shares of common stock entitled to vote. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Supermajority Voting Elimination Proposal.

PROPOSAL NO. 4
ADOPTION OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION to provide
PERSONS HOLDING, IN THE AGGREGATE, A NET-LONG POSITION IN SHARES
REPRESENTING AT LEAST 25% of the outstanding shares the right to call a special meeting of STOCKholders
Background of Proposal
Currently, our Certificate of Incorporation and Amended and Restated By-Laws do not permit stockholders to call special meetings of the stockholders of the Company. Rather, special meetings of the stockholders may only be called by a majority of the members of the Board or the Chairman of the Board. The ability of any other person or persons to call a special meeting of the stockholders of the Company is specifically denied in both the Certificate of Incorporation and the Amended and Restated By-Laws.
In reviewing the Company’s corporate governance policies and following discussions with many of our stockholders, our Board determined that it was appropriate in certain circumstances to provide our stockholders with the right to call a special meeting and bring to a vote those matters that are of interest to our stockholders and properly brought before such a meeting. The proposed amendment to the Certificate of Incorporation and Amended and Restated By-Laws would expand the persons who may call a special meeting to include one or more stockholders holding, in the aggregate, a “net long position” (as defined below) in shares representing at least 25% of the outstanding shares. While the Board recognizes that providing for a stockholder right to call special meetings is consistent with corporate governance best practices, the Board also believes that special meetings of stockholders should be extraordinary events that are held only when fiduciary obligations or strategic concerns require that the matters to be addressed not be delayed until the next annual meeting. Moreover, because special meetings are expensive and time-consuming for the Company and potentially disruptive to its normal business operations, the Board believes that a small percentage of stockholders should not be entitled to utilize the right to call a special meeting for their own interests, which may not be shared by the majority of the Company’s stockholders. Finally, as described in this proxy statement, the Company has an established process by which stockholders may communicate directly with the Board or non-management directors throughout the year on any topics of interest to stockholders. In light of these considerations, the Board believes that a “net long position” threshold of 25%, along with certain procedural requirements and limitations, in order for stockholders to call a special meeting achieves a reasonable balance among complying with corporate governance best practices, enhancing stockholder rights and adequately protecting the long-term interests of the Company and its stockholders. The net long position requirement similarly protects against a meeting being called by stockholders whose interests are transitory or are otherwise not aligned with other stockholders’ interests in the long-term economic prospects of the Company. A stockholder’s “net long position” is generally defined as the amount of common stock in which the stockholder holds a positive (also known as “long”) economic interest, reduced by the amount of common stock in which the stockholder holds a negative (also known as “short”) economic interest. The Board is recommending that the stockholders vote in favor of this proposal.
Amendment of Certificate of Incorporation
The proposed amendment to our Certificate of Incorporation that would allow persons holding, in the aggregate, a net-long position in shares representing at least 25% of the outstanding shares to call special meetings of stockholders is set forth in Annex C.
If the proposed amendment is approved and adopted by our stockholders, our Board will amend our Certificate of Incorporation to reflect the revisions set forth in Annex C. Such amendment will be effective upon filing with the Secretary of State of the State of Delaware, which will occur promptly after the Annual Meeting. If the proposed amendment is not approved and adopted by our stockholders, stockholders will not have the ability to call a special meeting of the stockholders.

The By-Law Limitations and Procedures
The Board approved corresponding amendments to its Amended and Restated By-Laws, which would become effective upon stockholder approval of the Special Meeting Amendment, as set forth in Annex C. The By-Law amendments would impose certain procedural requirements on stockholders requesting a special meeting (including the provision of the same information required for stockholder proposals at annual meetings under our advance notice by-law provisions). The By-Law amendments would also impose qualifications designed to prevent duplicative and unnecessary meetings by eliminating proposals that, as determined by the Board:
•
are not proper subjects for stockholder action under, or involve a violation of, applicable law;

•
are received during the period beginning one hundred twenty (120) days prior to the anniversary of the prior annual meeting of stockholders and ending on the date of the next annual meeting of stockholders;

•
are substantially similar to another item, other than the election or removal of directors, that was presented at a meeting of stockholders held within the prior twelve (12) months;

•
relate to the election or removal of directors, and the election or removal of directors was presented at an annual or special meeting of stockholders held within one hundred twenty (120) days prior to the date the special meeting request was delivered;

•
are substantially similar to another item, including the election or removal of directors, that is included in the Company’s notice as an item of business to be brought before a stockholder meeting that has been called but not yet held or that is called for a date within one hundred twenty (120) days of the receipt of the request;

•
are made in a manner that violates Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); or

•
are presented by a stockholder that has violated the reporting requirements of Section 13 of the Exchange Act.

The By-Law amendment would provide that a special meeting must be called within one hundred twenty (120) days after the receipt by the Company’s Secretary of valid requests by holders of the requisite number of shares.
Advance Notice By-Laws
The Company’s advance notice provisions set forth in ARTICLE II, SECTION 3 of the By-Laws would remain intact, with certain conforming changes as necessary to synchronize the above-described By-Law amendments with the existing provisions regarding advance notice of stockholder business at special meetings. In addition, the advance notice by-laws regarding the nomination of directors set forth in Article III, SECTION 3 of the By-laws, would be amended to clarify that stockholders may present nominations for director for consideration at an annual meeting or at a special meeting that is requested in accordance with ARTICLE II, SECTION 2, but that if a special meeting is otherwise called by the Company’s Chairman or majority of the Board, then stockholders will not have the right to present director nominees for consideration at that special meeting.
The amendments to our Amended and Restated By-laws does not require any stockholder action. If our stockholders do not approve the amendment to our Certificate of Incorporation set forth in the proposal, then the amendments to our Amended and Restated By-laws will not take effect.
Required Vote
Approval of this proposal requires the affirmative vote of the holders of 80% of the outstanding shares of common stock entitled to vote. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Special Meeting Proposal.

PROPOSAL NO. 5
ADOPTION OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ENABLE
STOCKHOLDER ACTION BY WRITTEN CONSENT
WITH LESS THAN CONSENT OF 100% OF THE OUTSTANDING SHARES
Background of Proposal
Currently, our Certificate of Incorporation and Amended and Restated By-Laws permit stockholders to act by written consent in lieu of a meeting of stockholders only with the consent of the holders of 100% of the outstanding shares of the Company. As part of its continuing review of our corporate governance policies and practices and discussions with many of our stockholders, our Board determined that it was in our stockholders best interests to have the power to act by written consent subject to the same approval thresholds that would be required to take the same action at a meeting of stockholders.
If the proposed amendment is approved and adopted by our stockholders, then any action required or permitted to be taken at any meeting of stockholders could be taken by written consent of stockholders having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares were present and voted. The Board is recommending that the stockholders vote in favor of this proposal.
Amendment of Certificate of Incorporation
The proposed amendment to our Certificate of Incorporation that would allow stockholders to act by written consent with less than 100% vote of the stockholders is set forth in Annex D.
If the proposed amendment is approved and adopted by our stockholders, our Board will amend our Certificate of Incorporation to reflect the revisions set forth in Annex D. Such amendment will be effective upon filing with the Secretary of State of the State of Delaware, which will occur promptly after the Annual Meeting. If the proposed amendment is not approved and adopted by our stockholders, our stockholders will only have the right to act by written consent with the consent of 100% of the outstanding shares.
In addition, if the proposed amendment is approved and adopted by our stockholders, the Company will amend its Amended and Restated By-laws, which does not require any stockholder action, as set forth in Annex D to reflect the stockholders’ right to act by written consent with the consent of less than 100% of the outstanding shares as reflected in the amendment to the Certificate of Incorporation.
Required Vote
Approval of this proposal requires the affirmative vote of the holders of 80% of the outstanding shares of common stock entitled to vote. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Stockholder Written Consent Proposal.

PROPOSAL NO. 6
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
Background
The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP (“D&T”), as the Company’s independent registered public accountants for the fiscal year ending September 30, 2016.
We are asking our stockholders to ratify the selection of D&T as our independent registered public accountants. Unless otherwise instructed, the proxy holder will vote the proxies received FOR the ratification of the appointment of D&T as the independent registered public accountants for the Company for fiscal year 2016.
In the event the stockholders fail to ratify the appointment, the Board will reconsider its selection. If the resolution ratifying the appointment of D&T as independent registered public accountants is approved by the stockholders, the Board nevertheless retains the discretion to select different auditors at any time during the year if the Board believes that change would be in the best interests of the Company and its stockholders.
A representative of D&T will not be physically present at the meeting; however, the Company’s independent auditors will be available via telephone conferencing to make a statement if they desire to do so or to respond to appropriate questions.
The following table presents fees for professional audit services rendered by D&T, on an accrual basis, for the audit of the Company’s annual financial statements for 2015 and 2014, respectively, and fees billed during fiscal years 2015 and 2014 for other services rendered by D&T.
	2015	2014
Audit fees	$1,375,296	$1,276,807
Audit related fees(1)	$24,087	$—
Audit and audit related fees	$1,399,383	$1,276,807
Tax fees(2)	$3,615	$—
All other fees	$5,819	$—
Total fees	$1,408,817	$1,276,807

(1)
Audit related fees consisted primarily of fees for services performed in connection with research and development grant awards.

(2)
Tax fees consisted of fees for tax consultation and tax compliance services.

The Audit Committee pre-approves all audit and permitted non-audit services provided by the independent auditors. Mr. Smoke, the Audit Committee Chairman, has the delegated authority to pre-approve such services and these pre-approval decisions are presented to the full Audit Committee at its next scheduled meeting. During fiscal year 2015 and 2014, the Audit Committee pre-approved 100% of the total fees to D&T.
During the two most recent fiscal years ended September 30, 2015 and 2014, and through December 1, 2015 (the date of D&T’s report on our audited financial statements for fiscal 2015), there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).
The Company has not consulted D&T on any of the matters referenced in Regulation S-K Item 304(a)(2) prior to D&T’s appointment as the Company’s independent registered public accounting firm.
The Board is recommending that the stockholders vote in favor of this proposal.
Required Vote
Approval of this proposal requires the affirmative vote of a majority of the shares of common stock, present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will have the same effect as a vote “AGAINST” the Auditor Ratification Proposal; however, broker non-votes will have no effect on the Auditor Ratification Proposal.

PROPOSAL NO. 7
VOTE, ON A non-binding, ADVISORY basis, to APPROVe EXECUTIVE
COMPENSATION
Background
As we do each year, we included an advisory (nonbinding) vote to approve our executive compensation program (also referred to as a “say on pay vote”) in our 2015 proxy statement. We are gratified that at our 2015 Annual Meeting, our stockholders overwhelmingly approved the proposal, with approximately 94% of the votes cast voting in favor of the proposal. In accordance with Section 14A of the Exchange Act, this year we are again asking our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this proxy statement. The vote sought by this proposal is advisory and is not binding on the Board. However, the Compensation Committee of the Board values the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, the Compensation Committee will take into account the stockholder’s concerns and will evaluate whether any actions are necessary to address those concerns.
As discussed in the Compensation Discussion and Analysis provided earlier in this proxy statement, the Board believes that our current executive compensation program directly links executive compensation to our performance and aligns the interests of our executive officers with those of our stockholders. Accordingly, the Board is recommending that the stockholders vote in favor of this proposal.
Required Vote
Approval of this proposal requires the affirmative vote of a majority of the shares of common stock, present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will have the same effect as a vote “AGAINST” the Compensation Proposal; however, broker non-votes will have no effect on the Compensation Proposal.

EXPENSES OF SOLICITATION
All expenses incurred in connection with the solicitation of proxies by the Board of Directors will be borne by the Company. The Company will request brokerage houses, custodians, fiduciaries and nominees to forward proxy materials to their principals and will reimburse them for their reasonable expenses in doing so. We have engaged Georgeson LLC, a professional proxy solicitation firm, to assist with the solicitation of proxies for this Annual Meeting. We estimate that we will pay Georgeson LLC a fee not to exceed $8,500 in connection with its assisting in the solicitation of proxies for the Annual Meeting (which does not include Georgeson’s services in connection with our solicitation of proxies in connection with the Cancelled Annual Meeting or the Special Meeting), plus reimbursement for out-of-pocket expenses. As discussed in the proxy statement relating to the Special Meeting, Georgeson LLC also is assisting us in connection with solicitation of proxies for that meeting, for which Georgeson LLC is being paid separately. The Company has agreed to indemnify Georgeson LLC against certain liabilities relating to or arising out of their engagement. Our directors, officers, and other employees may solicit proxies by further mailing or personal conversation, or by telephone, facsimile or other electronic means. No compensation in addition to regular salary and benefits will be paid to any director, officer or regular employee for such solicitation assistance.
OTHER INFORMATION
Other Proposed Action
Except as described above, the Board knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this proxy statement. If any other matters are presented at the Annual Meeting, the persons named in the proxy card will have discretion to vote for you on those matters to the extent permitted by Rule 14a-4(c) under the Exchange Act.
Relationships Among Directors or Executive Officers
There are no family relationships among any of the directors or executive officers of the Company.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than ten percent stockholders are also required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.
Based solely upon a review of the copies of such forms, the absence of a Form 3, Form 4 or Form 5 or written representations that no Form 4’s or 5’s were required, the Company believes that, with respect to the fiscal year ended September 30, 2015, its officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements:
Deadline for Submission of Stockholder Proposals for 2017 Annual Meeting
If the Merger is consummated, we will not have public stockholders and there will be no public participation in any future stockholder meetings. We intend to hold the 2017 Annual Meeting only if the Merger is not consummated by June 16, 2017. Proposals of stockholders intended for inclusion in the Company’s proxy statement and form of proxy for the 2017 Annual Meeting of Stockholders must be delivered to Cindy Denis, Secretary of Rofin-Sinar Technologies Inc., 40984 Concept Drive, Plymouth, Michigan 48170 by January 27, 2017. The proposal will also need to comply with the SEC’s regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company sponsored proxy materials.
Under the Company’s Certificate of Incorporation and By-Laws, stockholders desiring to nominate persons for election as directors or bring other business before the 2017 annual meeting of stockholders must deliver or mail a notice to the Secretary that must be received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. However, in the event that the 2017 annual meeting is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders (i.e., not between May 30, 2017 and July 29, 2017, assuming the Annual Meeting is held on June 29, 2016, as scheduled), notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting is mailed or such public disclosure of the date of the annual meeting is made, whichever first occurs. Stockholders’ notices must contain the specific information set forth in the Certificate of Incorporation and the By-Laws. Stockholders will be furnished a copy of the Company’s Certificate of Incorporation and By-Laws without charge upon written request to the Secretary of the Company.
Form 10-K Annual Report
A copy of the Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 2015, as filed with the SEC, is included in the Annual Report to Stockholders and is furnished with this proxy statement. A stockholder may obtain additional copies of the Form 10-K (excluding exhibits) without charge by addressing a written request to the Secretary, Rofin-Sinar Technologies Inc., 40984 Concept Drive, Plymouth, Michigan 48170.
MISCELLANEOUS
You should rely only on the information contained in this proxy statement, the annexes to this proxy statement and the documents that we incorporate by reference in this proxy statement in voting on the Merger. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated May 25, 2016. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement), and the mailing of this proxy statement to stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Annex A
PROPOSED AMENDMENT TO EFFECT BOARD DECLASSIFICATION
The following sets forth the proposed amendment to ARTICLE VIII, SECTION 8.1(c)(2) and ARTICLE VIII, SECTION 8.1(c)(4) of the Company’s Certificate of Incorporation to declassify the Board, with deleted text shown in strikethrough and added text shown as bold and italicized:
ARTICLE VIII, SECTION 8.1(c)(2)
(2) ~~The~~ Until the 2017 annual meeting of stockholders, the Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. ~~The initial division of the Board of Directors shall be made by the decision of a majority of the entire Board of Directors. The term of the initial Class I directors shall terminate on the date of the 1997 annual meeting of stockholders; the term of the initial Class II directors shall terminate on the date of the 1998 annual meeting of stockholders; and the term of the initial Class III directors shall terminate on the date of the 1999 annual meeting of stockholders. At each annual meeting of stockholders, beginning with the 1997 annual meeting of stockholders, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director~~ Commencing with the 2017 annual meeting, the foregoing classification of the directors shall cease with respect to nominees for director, and each nominee for director shall stand for election to a one-year term expiring at the next annual meeting of stockholders. Each class of directors with unexpired terms at the time of the 2017 annual meeting of stockholders, shall complete their then unexpired terms, after which time they may stand for election to a one-year term expiring at the then next annual meeting of stockholders, subject to the requirements of this ARTICLE VIII otherwise being satisfied. A director elected at each annual meeting, commencing with the 2017 annual meeting, shall hold office until the annual meeting ~~for the year~~ immediately following that in which ~~his term expires~~ such director was elected and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. The term of a director elected to fill a newly created directorship ~~or other vacancy~~ shall expire at the ~~same time as the terms of the other directors of the class for which the new directorship is created or in which the vacancy occurred~~ time of the next annual meeting of stockholders. Any vacancy on the Board of Directors ~~that results from an increase in the number of directors and any other vacancy occurring on the Board of Directors~~, howsoever resulting, may be filled only by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director ~~so~~ elected by the Board of Directors to fill a vacancy, other than that resulting from a newly created directorship, shall hold office for ~~a term that shall coincide with~~ the unexpired term of the ~~class to which such~~ director ~~shall have been elected~~ so replaced and until his successor shall be elected and shall qualify.
~~Notwithstanding the foregoing, whenever~~ Whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation or the resolution or resolutions adopted by the Board of Directors pursuant to Section 4.3 hereof applicable thereto~~, and such directors so elected shall not be divided into classes pursuant to this Section 8.1(c) unless expressly provided by such terms~~.
ARTICLE VIII, SECTION 8.1(c)(4)
(4) Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any director that was elected for a term of more than one year ~~or all of the directors of the Corporation~~ may be removed from office at any time only for cause by the affirmative vote of the holders of ~~at least 80%~~ a majority of the outstanding shares of the Corporation then entitled to vote generally in the election of directors, considered for purposes of this paragraph as one class.
A-1

The following sets forth the proposed amendments to ARTICLE III, SECTION 2 and ARTICLE III, SECTION 5 of the Company’s Amended and Restated By-Laws to declassify the Board, with deleted text shown in strikethrough and added text shown as bold and italicized:
ARTICLE III, SECTION 2
SECTION 2. Number and Term of Holding Office. Subject to the rights, if any, of holders of preferred stock of the Corporation, the number of directors which shall constitute the whole Board shall consist of not less than three nor more than ten members, with the exact number of directors initially to be equal to eight and thereafter to be fixed by the Board from time to time by a majority of the whole Board. ~~The Board shall, by resolution passed by a majority of the Board, designate the directors to serve as initial Class I, Class II and Class III directors upon filing~~ Until the 2017 annual meeting of stockholders, the Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. Commencing with the 2017 annual meeting of stockholders, the foregoing classification of the directors shall cease with respect to nominees for director, and each nominee for director thereafter shall stand for election to a one-year term expiring at the next annual meeting of stockholders. Each class of directors with unexpired terms at the time of the 2017 annual meeting of stockholders shall complete their then unexpired terms, after which time they may stand for election to a one-year term expiring at the then next annual meeting of stockholders, subject to the requirements of the Certificate of Incorporation ~~with the Secretary of State of the State of Delaware.~~ or these bylaws otherwise being satisfied. Except as otherwise required by law, the Certificate of Incorporation or these By-laws, directors shall be elected by the vote of the majority of the votes cast at any meeting for the election of directors at which a quorum is present, subject to the rights, if any, of holders of preferred stock of the Corporation to elect directors in accordance with the terms thereof. For purposes of this By-law, a majority of votes cast shall mean that the number of shares voted “for” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election. Votes cast shall include votes “against” a director’s election ~~and~~ but shall exclude abstentions with respect to that director’s election. Notwithstanding the foregoing, in the event of a contested election of directors, directors shall be elected by the vote of a plurality of the votes cast at any meeting for the election of directors at which a quorum is present. For purposes of this By-law, a contested election shall mean any election of directors in which the number of candidates for election as directors exceeds the number of directors to be elected. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee. Each director so elected shall hold office as provided by Article VIII of the Certificate of Incorporation. ~~None of the directors~~ Directors do not need to be stockholders of the Corporation in order to be elected and serve as a director.
ARTICLE III, SECTION 5
SECTION 5. Vacancies. Subject to the rights of the holders of any series of Preferred Stock or any other class of capital stock of the Corporation (other than the Common Stock) then outstanding, any vacancy in the Board, ~~arising from death, resignation, removal, an increase in the number of directors or any other cause, may be filled only by the Board, the stockholders acting at an annual meeting or, if the vacancy is with respect to a director elected by a voting group, by action of any other directors elected by such voting group or such voting group. Notwithstanding the foregoing, when one or more directors resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.~~ howsoever resulting, may be filled only by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected by the Board of Directors to fill a vacancy, other than that resulting from a newly created directorship, shall hold office for the unexpired term of the director so replaced and until his successor shall be elected and shall qualify. Any director elected to fill a vacancy resulting from a newly created directorship shall hold office for a term that shall ~~coincide with the term of the class to which such director shall have been elected.~~ expire at the next annual meeting of stockholders.
A-2

Annex B
PROPOSED AMENDMENT TO EFFECT ELIMINATION OF SUPERMAJORITY VOTING REQUIREMENT
The following sets forth the proposed amendments to ARTICLE VIII, SECTION 8.1(c)(1) and ARTICLE IX, SECTION 9.1 of the Company’s Certificate of Incorporation to eliminate the supermajority voting requirement, with deleted text shown in strikethrough and added text shown as bold and italicized:
ARTICLE VIII, SECTION 8.1(c)(1)
(1) The By-Laws, or any of them, may be altered, amended or repealed, or new by-laws may be made, but only to the extent any such alteration, amendment, repeal or new by-law is not inconsistent with any provision of this Certificate of Incorporation as it may be amended from time to time, either by a majority of the whole Board of Directors or by the stockholders of the Corporation upon the affirmative vote of the holders of ~~at least~~ a ~~80%~~ majority of the outstanding capital stock present in person or represented by proxy at the meeting and entitled to vote thereon.
ARTICLE IX, SECTION 9.1
SECTION 9.1. Amendments. ~~Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the~~ The affirmative vote of the holders of ~~at least 80%~~a majority of the outstanding shares of capital stock of the Corporation present in person or represented by proxy at the meeting and entitled to vote thereon shall be required to amend, repeal, or adopt any provision ~~inconsistent with, Section 4.3 of Article IV, Section 8.1(c) of Article VIII or this Article IX~~ of this Certificate of Incorporation.
B-1

The following sets forth the proposed amendment to ARTICLE XIII of the Company’s Amended and Restated By-Laws to eliminate the supermajority voting requirement, with deleted text shown in strikethrough and added text shown as bold and italicized:
These By-Laws, or any of them, may be altered, amended or repealed, or new by-laws may be made, but only to the extent any such alteration, amendment, repeal or new by-law is not inconsistent with any provision of the Certificate of Incorporation, either by a majority of the whole Board or by the stockholders of the Corporation upon the affirmative vote of the holders of ~~80%~~ a majority ~~or more~~ of the outstanding shares of capital stock of the Corporation present in person or represented by proxy at the meeting and entitled to vote thereon.
B-2

Annex C
PROPOSED AMENDMENT TO PERMIT SPECIAL MEETINGS TO BE CALLED BY CERTAIN STOCKHOLDERS
The following sets forth the proposed amendment to ARTICLE VIII, SECTION 8.1(c)(6) of the Company’s Certificate of Incorporation to allow holders of record who hold, in the aggregate, a net long position (as defined in the By-laws of the Corporation) in shares representing at least 25% of the outstanding shares to call special meetings of stockholders, with deleted text shown in strikethrough and added text shown as bold and italicized:
(6) ~~Special~~For so long as any security of the Corporation is registered under Section 12 of the Securities Exchange Act of 1934, special meetings of the stockholders of the Corporation ~~for any purpose or purposes~~ may be called ~~at any time~~only by: (i) a majority of the members of the Board of Directors or the Chairman of the Board of the Corporation~~. Special meetings of the stockholders of the Corporation may not be called by any other person or persons~~ at any time and for any purpose or purposes as shall be stated in the notice of the meeting; and (ii) holders of record who hold, in the aggregate, a net long position (as defined in the By-laws of the Corporation) in shares representing at least 25% of the outstanding shares of the Corporation (the “Requisite Percentage”) at the time the special meeting is called and continue to hold such Requisite Percentage through the date of such special meeting of the stockholders of the Corporation, subject to and in compliance with the procedures and other requirements as provided in the By-Laws of the Corporation.

The following sets forth the proposed amendments to ARTICLE II, SECTION 2, ARTICLE II, SECTION 3 and ARTICLE III, SECTION 3 of the Company’s Amended and Restated By-Laws to allow holders of record who hold, in the aggregate, a net long position (as defined in the By-laws of the Corporation) in shares representing at least 25% of the outstanding shares of the Corporation to call special meetings of stockholders, with deleted text shown in strikethrough and added text shown as bold and italicized:
ARTICLE II, SECTION 2
SECTION 2. Special Meetings.    (a) ~~A special meeting~~ Special meetings of the stockholders ~~for any purpose or purposes~~ of the Corporation (i) may be called by a majority of the members of the Board or the Chairman of the Board of the Corporation at any time and for any purpose or purposes as shall be stated in the notice of the meeting, and (ii) shall be called by the Secretary upon the written request of one or more Proposing Persons (as defined in Section 2(b)(iv) below) that have a combined Net Long Position (as defined in Section 2(b)(iv)below) in shares representing at least 25% of the outstanding shares (the “Requisite Percentage”) at the time such meeting is called and continue to hold such Requisite Percentage through the date of the special meeting of the stockholders of the Corporation, subject to and in compliance with this Article II and the Certificate of Incorporation of the Corporation. ~~A special meeting of stockholders of the Corporation may not be called by any other person or persons. Any such meeting shall be held at such place within or without the State of Delaware, and at such date and hour, as shall be designated in the notice or in a duly executed waiver of notice of such meeting.~~
~~Only such business as is stated in the written notice of a special meeting may be acted upon thereat.~~
(b)    In order for a special meeting to be called upon stockholder request (“Stockholder Requested Special Meeting”), one or more requests for a special meeting (each, a “Special Meeting Request” and, collectively, the “Special Meeting Requests”), must be signed by Proposing Persons that have a combined Net Long Position of at least the Requisite Percentage. In determining whether a Stockholder Requested Special Meeting has been properly requested by Proposing Persons that have a combined Net Long Position of at least the Requisite Percentage, multiple Special Meeting Requests delivered to the Secretary will be considered together if  (i) each Special Meeting Request generally identifies the same purpose or purposes of the Stockholder Requested Special Meeting and generally the same matters proposed to be acted on at such meeting (in each case as determined in good faith by the Board of Directors), and (ii) such Special Meeting Requests have been dated and delivered to the Secretary within 30 days of the earliest dated Special Meeting Request. Additionally, the Special Meeting Request(s) shall provide in reasonable detail, the following:
(i)    As to each Proposing Person, (w) the name and address of such Proposing Person (including, if applicable, the name and address as they appear on the Corporation’s books), (x)reasonable evidence demonstrating the Proposing Person’s Net Long Position, (y) a representation that such Proposing Person intends to hold a Net Long Position of at least the Requisite Percentage through the date of the Stockholder Requested Special Meeting, and (z) an acknowledgment by the Proposing Person that any reduction in such Proposing Person’s Net Long Position with respect to which a Special Meeting Request relates following the delivery of such Special Meeting Request to the Secretary shall constitute a revocation of such Special Meeting Request to the extent such reduction results in such Proposing Person(s) no longer owning, together with all other deemed Proposing Persons pursuant to this clause 2(b) at least the Requisite Percentage (provided that the change of any right to acquire capital stock into such capital stock will not be considered a reduction);
(ii)    As to the purpose or purposes of the Stockholder Requested Special Meeting, a reasonably brief statement of the purpose or purposes of the Stockholder Requested Special Meeting, the matter(s) proposed to be acted on at the Stockholder Requested Special Meeting and the reasons for conducting such business at the Stockholder Requested Special Meeting, and the text of any proposal or business to be considered at the Stockholder Requested Special Meeting (including the text of any resolutions proposed to be considered and, in the event that such business includes a proposal to amend the By-laws, the language of the proposed amendment); and
(iii)    To the extent not duplicative of the information called for by Article II, Section 2, the information as would be required by Article II, Section 10 of these By-Laws, including, without limitation, the information regarding any material interest of the Proposing Person in the matter(s) proposed to be acted on at the Stockholder Requested Special Meeting, all agreements, arrangements or understanding between or among any Proposing Person and any other record holder or beneficial owner of shares of any class or series of capital stock of the Corporation, and all information required by Article III, Section 3 with respect to director nominations.
(iv)    For purposes of this Article II, Section 2, the following terms shall have the following meanings:
“Proposing Person” shall mean (x) each stockholder that is a beneficial owner or record owner that signs a Special Meeting Request pursuant to Article II, Section 2(b), (y) the beneficial owner or beneficial owners, if different, on whose behalf such Special Meeting Request is made, and (z) any other person with whom such stockholder or such beneficial owner (or any of their respective associates or other participants in such solicitation) is acting. For clarity, a stockholder may act as a Proposing Person under a voting arrangement or agreement or a proxy from another person which affords the Proposing Person the right to vote or direct the vote of shares of common stock of the Corporation held beneficially or of record by such other person.
“Net Long Position” shall be determined with respect to each Proposing Person in accordance with the definition thereof set forth in Rule 14e-4 under the Securities Exchange Act of 1934 (the “Exchange Act”), provided that (x) for purposes of such definition, in determining such Proposing Person’s “short position,” the reference in such Rule to “the date the tender offer is first publicly announced or otherwise made known by the bidder to the holders of the security to be acquired” shall be the date of the relevant Special Meeting Request and the reference to the “highest tender offer price or stated amount of the consideration offered for the subject security” shall refer to the closing sales price of the Corporation’s common stock on the Nasdaq Stock Market on such date (or, if such date is not a trading day, the next succeeding trading day) and (y) the net long position of such Proposing Person shall be reduced by the number of shares as to which such Proposing Person does not, or will not, have the right to vote or direct the vote at the special meeting of stockholders or as to which such Proposing Person has entered into any derivative or other agreement, arrangement or understanding that hedges or transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of such shares. Whether the Proposing Person has complied with the requirements of this definition shall be determined in good faith by the Board, which determination shall be conclusive and binding on the Corporation and the stockholders.
(c)    Notwithstanding anything to the contrary in this Article II, Section 2:
(i)    The Secretary shall not accept, and shall consider ineffective, a Special Meeting Request if  (u) such Special Meeting Request does not comply with Article VIII of the Certificate of Incorporation, these By-Laws, or relates to an item of business that is not a proper subject for stockholder action under applicable law, (v) the Special Meeting Request is received by the Corporation during the period commencing 120 days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders and ending on the date of the final adjournment of the next annual meeting of stockholders, (w) an identical or substantially similar item (a “Similar Item”) to that included in the Special Meeting Request was presented at any meeting of stockholders held within one year prior to receipt by the Corporation of such Special Meeting Request, (x) a Similar Item, including the election or removal of directors, is already included in the Corporation’s notice as an item of business to be brought before a meeting of the stockholders that has been called but not yet held, (y) such Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Exchange Act, or other applicable law or (z) such Special Meeting Request is presented by a stockholder that has violated the reporting requirements of Section 13 of the Exchange Act. For purposes of Article II, Section 2(c)(i)(w), a Similar Item will not include the proposal for an election or removal of one or more directors, unless such proposal was presented at an annual meeting of the stockholders or special meeting of the stockholders which was held within 120 days of the secretary’s receipt of the Special Meeting Request.

(ii)    Business transacted at any Stockholder Requested Special Meeting shall be limited to the purpose stated in the valid Special Meeting Request: provided however, that nothing shall prohibit the board of directors from submitting matters to the stockholders at any Stockholder Requested Special Meeting or other stockholder submitting nominations under Article III, Section 3 if such Stockholder Requested Special Meeting includes the election of directors.
(iii)    Any Proposing Person may revoke a Special Meeting Request by written revocation delivered to, or mailed and received by, the Secretary at any time prior to the date of the Stockholder Requested Special Meeting. In the event any revocation(s) are received by the Secretary after the Secretary’s receipt of a valid Special Meeting Request(s) from Proposing Persons holding the Requisite Percentage or any Special Meeting Request is deemed to be revoked as a result of Article II, Section 2(b), and as a result of such revocation(s), there no longer are valid unrevoked Special Meeting Request(s) from Proposing Persons holding the Requisite Percentage , the Board of Directors shall have the discretion to determine whether or not to proceed with the Stockholder Requested Special Meeting.
(iv)    Notwithstanding anything in these By-Laws to the contrary, the secretary shall not be required to call a special meeting except in accordance with Article VIII of the Certificate of Incorporation and this Article II, Section 2. In addition to the requirements of this Article II, Section 2, each Proposing Person shall comply with all requirements of applicable law, including all requirements of the Exchange Act, with respect to any Special Meeting Request.
(d)    In connection with a Stockholder Requested Special Meeting called in accordance with this Article II, Section 2, each Proposing Person that signed and delivered a Special Meeting Request shall further update and supplement the information previously provided to the Corporation in connection with such request, if necessary, so that the information provided or required to be provided in such request pursuant to this Article II, Section 2 shall be true and correct as of the record date for notice of the Stockholder Requested Special Meeting and as of the date that is ten (10) business days prior to the Stockholder Requested Special Meeting or any adjournment or postponement thereof. Such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for notice of the special meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the special meeting or any adjournment or postponement thereof. As used herein, the term business day” shall mean any day that is not a Saturday or Sunday or a day on which banks in the city of the Corporation’s principal place of business are required or permitted to close.
(e)    The Secretary shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Article II of these By-laws, that a Stockholder Requested Special Meeting will be held not more than 120 days after receipt of a Special Meeting Request properly made in accordance with Article VIII of the Certificate of Incorporation and these By-laws.
(f)    The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the majority of the members of the Board of Directors or the Chairman of the Board, or the Secretary upon the written request of Proposing Persons holding the Requisite Percentage pursuant to (and otherwise satisfying the conditions of) this Article II, Section 2. Any special meeting of stockholders, including any Stockholder Requested Special Meeting, shall be held at such date and time as may be fixed by the Board in accordance with these By-laws and in compliance with applicable law.
ARTICLE II, SECTION 3
SECTION 3. Notice of Meetings.    Except as otherwise provided by law, written notice of each annual or special meeting of stockholders stating the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is held, shall be given personally or by first class mail to each stockholder entitled to vote at such meeting, not less than 10 nor more than 60 calendar days before the date of the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. If, prior to the time of mailing, the Secretary shall have received from any stockholder entitled to vote a written request that notices intended for such stockholder are to be mailed to an address other than the address that appears on the records of the Corporation, notices intended for such stockholder shall be mailed to the address designated in such request.
Notice of a special meeting may be given by a majority of the members of the Board of Directors or the Chairman of the Board, to the extent they call the special meeting, or by the Secretary, to the extent the meeting is called on behalf of the stockholders ~~the person or persons calling the meeting~~, or, upon the written request of such person or persons, by the Secretary of the Corporation on behalf of such person or persons. If the person or persons calling a special meeting of stockholders give notice thereof, such person or persons shall forward a copy thereof to the Secretary. Every request to the Secretary for the giving of notice of a special meeting of stockholders shall state the purpose or purposes of such meeting.
ARTICLE III, SECTION 3
SECTION 3. Nomination of Directors and Advance Notice Thereof.    (a) Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the Certificate of Incorporation with respect to the right of holders of preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (i) by or at the direction of the Board (or any duly authorized committee thereof) or (ii) ~~by any stockholder of the Corporation~~ unless the special meeting of stockholders is called by the Chairman of the Board or by a majority of the members of the Board, ~~(A) who is a stockholder of record on the date of the giving of the notice provided for in this Section 3 and on the record date for the determination of stockholders entitled to vote at such meeting and (B)~~ by any stockholder of the Corporation who complies with the notice procedures set forth in this Section 3. In addition to any other applicable requirements, for a nomination to be made by a stockholder pursuant to clause (ii) of this Section 3(a), such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.
(b)    To be timely, a stockholder’s notice to the Secretary pursuant to clause (ii) of Section 3(a) must be delivered to or mailed and received at the principal executive offices of the Corporation (i) in the case of an annual meeting, not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting is mailed or such public disclosure of the date of the annual meeting is made, whichever first occurs, (ii) in the case of a special meeting called by Proposing Person(s) in accordance with Section 2 of this Article II for the purpose of electing directors proposed by such Proposing Person(s), at the time of delivery of a Special Meeting Request, or (iii) in the case of a special meeting of stockholders called for the purpose of electing directors (other than where the Special Meeting is called by Proposing Person(s) to elect directors proposed by the Proposing Person(s)), not later than the close of business on the tenth day following the day on which notice of the date of the special meeting is mailed or public disclosure of the date of the special meeting is made, whichever first occurs.
(c)    To be in proper written form, a stockholder’s notice to the Secretary pursuant to clause (ii) of Section 3(a) must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director, (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice, (A) the name and record address of such stockholder, (B) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, together with evidence reasonably satisfactory to the Secretary of such beneficial ownership, (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.
(d)    No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3. If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman of the meeting shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

Annex D
PROPOSED AMENDMENT TO PERMIT ACTION BY STOCKHOLDER WRITTEN
CONSENT AMENDMENT
The following sets forth the proposed amendment to ARTICLE VIII, SECTION 8.1(c)(5) of the Company’s Certificate of Incorporation to allow holders to act by written consent with less than 100% vote of stockholders, with deleted text shown in strikethrough and added text shown as bold and italicized:
(5) ~~Any action may be taken by written consent in lieu of a meeting of shareholders only with the consent of the holders of 100% of the outstanding shares of the Corporation.~~ Any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares were present and voted, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal executive offices, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Notwithstanding the foregoing, no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section to the Corporation, written consents signed by a sufficient number of holders of outstanding stock are delivered to the Corporation in accordance with this Section 8.1(c)(5).
D-1

The following sets forth the proposed amendment to ARTICLE II, SECTION 8 of the Company’s Amended and Restated By-Laws to allow holders to act by written consent with less than 100% vote of stockholders, with deleted text shown in strikethrough and added text shown as bold and italicized:
SECTION 8. Action by Consent.    ~~Any action may be taken by written consent in lieu of a meeting of shareholders upon the consent of the holders of 100% of the outstanding shares of the Corporation.~~ Unless otherwise provided by law or the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of issued and outstanding shares of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares were present and voted, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal executive offices, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this Section 8, written consents signed by a sufficient number of holders to take action are delivered to the Corporation as aforesaid. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.
D-2

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Rofin-Sinar Technologies Inc. 02DIHE 1 U P X + Annual Meeting Proxy Card . B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + A For Against Abstain 2. Proposal to adopt and approve an amendment to our Certificate of Incorporation to declassify the Company’s. board of directors and provide for the annual election of directors (the “Board Declassification Proposal”). 4. Proposal to adopt and approve an amendment to our Certificate of Incorporation to enable certain stockholders to call special meetings (the “Special Meeting Proposal”). For Against Abstain 3. Proposal to adopt and approve an amendment to our Certificate of Incorporation to eliminate the supermajority voting requirements (the “Supermajority Voting
Elimination Proposal”). 5. Proposal to adopt and approve an amendment to our Certificate of Incorporation to enable stockholder action by written consent (the “Stockholder Written Consent Proposal”). IMPORTANT ANNUAL MEETING INFORMATION 1. Election of Class II Directors Nominees: Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3, 4, 5, 6 and 7. 01 - Carl F. Baasel 02 - Daniel J. Smoke 03 - Gary K. Willis For Against Abstain For Against Abstain For Against Abstain 6. Proposal to ratify the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2016. 7. Proposal to approve, on a non-binding, advisory basis, our executive compensation. 8. To transact other business as may properly be brought before the meeting and any adjournments or postponements thereof. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 AM, Central Time, on June 29, 2016. Vote by Internet • Go to www.investorvote/AnnualRSTI • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMM 2 8 2 2 9 1 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 1234 5678 9012 345 Admission Ticket

ROFIN-SINAR TECHNOLOGIES INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 29, 2016 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. The undersigned hereby appoints PETER WIRTH and CINDY DENIS, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Rofin-Sinar Technologies Inc., Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held June 29, 2016 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting to the extent permitted by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended. THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” ALL THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4, 5, 6 and 7. Proxy — ROFIN-SINAR TECHNOLOGIES INC. Change of Address — Please print your new address below. Comments — Please print your comments below. C Non-Voting Items Meeting
Attendance Mark the box to the right if you plan to attend the Annual Meeting. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE,